EXHIBIT 10.1






               THE COMCAST CORPORATION RETIREMENT-INVESTMENT PLAN

                (Amended and Restated Effective January 1, 1993)


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                                   ARTICLE I

                                  DEFINITIONS

Account....................................................................... 4
Matching Contribution Account..................................................4
Pension Account................................................................4
Prior Plan Account.............................................................4
Rollover Account...............................................................5
Salary Reduction Account.......................................................5
Vision Account.................................................................5
Active Participant.............................................................5
Actual Deferral Percentage.....................................................5
Actuarial Equivalent...........................................................6
Administrator..................................................................6
Affiliated Company.............................................................6
Age      ......................................................................7
Average Actual Deferral Percentage.............................................7
Average Contribution Percentage................................................8
Benefit Commencement Date......................................................8
Board of Directors.............................................................8
Code     ......................................................................8
Committee......................................................................8
Company  ......................................................................8
Compensation...................................................................8
Company Stock.................................................................10
Contract .....................................................................10
Contribution Percentage.......................................................10
Covered Employee..............................................................11
Effective Date................................................................12
Eligible Employee.............................................................12
Employee .....................................................................12
Employment Commencement Date..................................................12
Entry Date....................................................................12
ERISA    .....................................................................12
Fund     .....................................................................12
Highly Compensated Eligible Employee..........................................12
Highly Compensated Employee...................................................12
Hour of Service...............................................................15
Insurance Company.............................................................16
Investment Medium.............................................................16
Leased Employee...............................................................17
Limitation Year...............................................................17
Matching Contributions........................................................17
Normal Retirement Date........................................................17
One-Year Period of Severance..................................................17
Participant...................................................................17
Participating Company.........................................................17
Payroll Period................................................................18
Pension Plan..................................................................18

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                                                                            PAGE

Period of Service.............................................................18
Period of Severance...........................................................18
Plan     .....................................................................18
Plan Year.....................................................................19
Prior Plan Contributions......................................................19
Reemployment Commencement Date................................................19
Required Beginning Date.......................................................19
Rollover Contributions........................................................20
Salary Reduction Contributions................................................20
Separation from Service.......................................................20
Severance from Service Date...................................................21
Special Employee..............................................................22
Special Share.................................................................22
Storer Plan...................................................................22
Total Disability..............................................................22
Trust Agreement...............................................................22
Trustee  .....................................................................22
Valuation Date................................................................22
Year of Eligibility Service...................................................22
Year of Service...............................................................23

                                   ARTICLE II

                   TRANSITION AND ELIGIBILITY TO PARTICIPATE

2.1      Rights Affected and Preservation of Accrued Benefit..................24
2.2      Year of Eligibility Service for Special Employees....................24
2.3      Eligibility to Participate - Salary Reduction Contributions..........25
2.4      Election to Make Salary Reduction Contributions .....................25
2.5      Participation in Matching Contributions..............................26
2.6      Participation in Vision Contributions................................26
2.7      Data.................................................................26


                                  ARTICLE III

                           CONTRIBUTIONS TO THE PLAN

3.1      Salary Reduction Contributions.......................................27
3.2      Change of Percentage Rate............................................28
3.3      Discontinuance of Salary Reduction Contributions.....................29
3.4      Matching Contributions...............................................29
3.5      Vision Contributions.................................................30
3.6      Timing and Deductibility of Contributions............................30
3.7      Fund.................................................................31
3.8      Limitation on Salary Reduction Contributions and Matching
         Contributions........................................................32
3.9      Prevention of Violation of Limitation on Salary Reduction
         Contributions and Matching Contributions.............................35
3.10     Maximum Allocation...................................................40

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                                                                            PAGE

                                   ARTICLE IV

                             PARTICIPANTS' ACCOUNTS

4.1      Accounts.............................................................43
4.2      Valuation............................................................43
4.3      Apportionment of Gain or Loss .......................................43
4.4      Accounting for Allocations...........................................44




                                   ARTICLE V

                                  DISTRIBUTION

5.1      General..............................................................47
5.2      Separation from Service..............................................47
5.3      Death................................................................47
5.4      Total Disability.....................................................48
5.5      Valuation for Distribution...........................................48
5.6      Timing of Distribution...............................................49
5.7      Mode of Distribution of Retirement or Disability Benefits............51
5.8      Rules for Election of Optional Mode of Retirement or
         Disability Benefit...................................................52
5.9      Death Benefits.......................................................55
5.10     Explanations to Participants.........................................57
5.11     Beneficiary Designation..............................................58
5.12     Recalculation of Life Expectancy.....................................61
5.13     Transfer of Account to Other Plan....................................62


                                   ARTICLE VI

                                    VESTING

6.1      Nonforfeitable Amounts...............................................64
6.2      Years of Service for Vesting.........................................65
6.3      Breaks in Service and Loss of Service................................66
6.4      Restoration of Service...............................................66
6.5      Forfeitures and Restoration of Forfeited Amounts upon
         Reemployment.........................................................66

                                  ARTICLE VII

                             ROLLOVER CONTRIBUTIONS

7.1      Rollover Contributions...............................................70
7.2      Vesting and Distribution of Rollover Account.........................71



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                                                                            PAGE

                                  ARTICLE VIII

                                  WITHDRAWALS

8.1      Withdrawals Not Subject to Section 401(k) Restrictions...............73
8.2      Withdrawals Subject to Section 401(k) Restrictions...................73
8.3      Withdrawals On and After Attainment of Age 59-1/2....................77
8.4      Amount and Payment of Withdrawals....................................78
8.5      Withdrawals Not Subject to Replacement...............................78
8.6      Pledged Amounts......................................................78
8.7      Investment Medium to be Charged with Withdrawal......................78


                                   ARTICLE IX

                             LOANS TO PARTICIPANTS

9.1      Loan Application.....................................................79
9.2      Loan Approval........................................................79
9.3      Amount of Loan.......................................................80
9.4      Terms of Loan........................................................80
9.5      Enforcement..........................................................84
9.6      Additional Rules.....................................................85

                                   ARTICLE X

                                 ADMINISTRATION

10.1     Committee............................................................86
10.2     Duties and Powers of Committee.......................................86
10.3     Functioning of Committee.............................................88
10.4     Disputes.............................................................88
10.5     Indemnification......................................................90

                                   ARTICLE XI

                                    THE FUND

11.1     Designation of Trustee and/or Insurance Company......................91
11.2     Exclusive Benefit....................................................91
11.3     No Interest in Fund..................................................91
11.4     Trustee..............................................................91
11.5     Investments..........................................................92

                                  ARTICLE XII

                      AMENDMENT OR TERMINATION OF THE PLAN

12.1     Power of Amendment and Termination...................................94
12.2     Merger...............................................................95

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                                                                            PAGE

                                  ARTICLE XIII

                              TOP-HEAVY PROVISIONS

13.1      General.............................................................96
13.2      Definitions.........................................................96
13.3      Minimum Contribution for Non-Key Employees.........................101
13.4      Social Security....................................................103
13.5      Adjustment to Maximum Benefit Limitation...........................103


                                  ARTICLE XIV

                               GENERAL PROVISIONS

14.1      No Employment Rights...............................................105
14.2      Governing Law......................................................105
14.3      Severability of Provisions.........................................105
14.4      No Interest in Fund................................................105
14.5      Spendthrift Clause.................................................106
14.6      Incapacity.........................................................106
14.7      Withholding........................................................107
14.8      Missing Persons....................................................107
14.9      Determination of Highly Compensated Employees......................107


                                   ARTICLE XV

               ADDITIONAL SERVICE CREDIT FOR FORMER EMPLOYEES OF

                          CERTAIN ACQUIRED BUSINESSES

15.1      Additional Service Credit..........................................109
15.2      Applicability......................................................109
15.3      Limitation.........................................................109

                                  ARTICLE XVI

                         PARTICIPATION BY EMPLOYEES OF

                         PHILADELPHIA CABLE ADVERTISING

16.1      General............................................................111
16.2      Eligibility and Vesting Service....................................111
16.3      Separate Identification of Highly Compensated Employees............111
16.4      Separate Application of Nondiscrimination Tests....................111
16.5      Separate Testing for Top-Heaviness.................................112
16.6      No Vision Contribution for Employees of Inter-Connect..............112
16.7      No Investment in Company Stock.....................................112

                                  ARTICLE XVII

                   PARTICIPATION BY EMPLOYEES OF AWACS, INC.

17.1      General............................................................113
17.2      Eligibility and Vesting Service....................................113
17.3      Merger with AWACS 401(k) Plan......................................113
17.4      Temporary Suspension of Distributions, Withdrawals, and
           Loans.............................................................114
17.5      Eligibility to Participate.........................................114

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                                                                            PAGE

17.6      Normal Retirement Date for Certain Employees.......................115
17.7      Vision Contribution for Employees of AWACS.........................115
17.8      Separate Identification of Highly Compensated Employees............115
17.9      Separate Application of Nondiscrimination Tests....................116
17.10     Separate Testing for Top-Heaviness.................................116

SCHEDULE AMINIMUM DISTRIBUTION INCIDENTAL BENEFIT TABLE......................A-1
SCHEDULE B...................................................................B-1

                                     - vi -

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               THE COMCAST CORPORATION RETIREMENT-INVESTMENT PLAN
                 Amended and Restated Effective January 1, 1993

                      (Revised Through September 30, 1995)

                                   BACKGROUND

     Comcast Corporation, a Pennsylvania corporation, established The Comcast Corporation Employees' Thrift Plan (the "Plan") to provide benefits to those of its employees and the employees of its subsidiaries who were eligible to participate as provided therein effective December 1, 1979.

     The Plan was amended from time to time and amended, restated and redesignated The Comcast Corporation Retirement- Investment Plan effective March 1, 1983. The Plan was subsequently amended, and amended and restated at various times.

                          MERGER WITH METROPHONE PLAN

     Effective as of January 1, 1993, Metrophone's 401(k) Savings Plan was merged with and into the Retirement-Investment Plan and AWACS, Inc. became a Participating Company hereunder.

                            MERGER WITH STORER PLAN

     Comcast Corporation adopted the Storer Communications Retirement Savings Plan (the "Storer Plan"), effective as of December 2, 1992, in connection with its acquisition of part of the business formerly carried on by Storer Administration, Inc. and certain of its affiliated corporations, which was completed as of that date.


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     Before the adoption of the Plan by Comcast Corporation, the Storer Plan was
maintained by Storer Administration, Inc. for the benefit of the employees of Storer Administration, Inc. and certain of its affiliates, to enable such employees to save for their retirement through a program of employee pre-tax elective contributions and employer matching contributions. The Storer Plan was initially effective as of April 1, 1991.

     Prior to April 1, 1991, certain participants in the Storer Plan participated in the Storer Communications Pension Plan (the "Storer Pension Plan") which was terminated as of March 31, 1991. Each participant in the Storer Pension Plan who was employed by a participating employer in the Plan on April 1, 1991 was allowed to elect voluntarily to have his entire accrued benefit under the Pension Plan transferred to this Plan and become subject to the terms of this Plan, including the investment and distribution provisions. Upon termination of the Storer Pension Plan, the surplus assets held under the Storer Pension Plan, to the extent thereof, were transferred to this Plan for allocation to the accounts of participants in accordance with the Plan, as then in effect.

     Effective as of October 1, 1995, The Storer Plan was merged with and into the Retirement-Investment Plan.

                        SPECIAL TRANSITIONAL PROVISIONS

     Notwithstanding any other provisions in the Plan to the contrary, effective for the period extending from September 6, 1995 through December 31, 1995:

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     (1)  No Participant-directed changes shall be permitted with respect to the investment of Plan Accounts credited through September 5, 1995. Contributions made to the Plan after September 5, 1995 shall be allocated among Investment Media in accordance with Participant elections made on or before that date, in accordance with procedures established by the Committee. Plan Accounts credited through September 5, 1995 shall be allocated among Investment Media in accordance with Participant elections made on or before that date, in accordance with procedures established by the Committee.

     (2)  No withdrawals or distributions shall be made from Plan Accounts.

     (3)  No loans shall be made to Participants from Plan Accounts

     Comcast Corporation hereby amends and restates the Comcast Corporation Retirement-Investment Plan, effective January 1, 1993, and as revised through October 1, 1995, subject to receipt of an Internal Revenue Service determination that the Plan continues to meet all applicable requirements of section 401(a) of the Code (as defined in Article I), that employer contributions thereto remain deductible under section 404 of the Code and that the trust fund maintained with respect thereto remains tax exempt under section 501(a) of the Code.

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                                   ARTICLE I

                                  DEFINITIONS

     Except where otherwise clearly indicated by context, the masculine shall include the feminine and the singular shall include the plural, and vice-versa. Any term used herein without an initial capital letter that is used in a provision of the Code with which this Plan must comply to meet the requirements of section 401(a) of the Code shall be interpreted as having the meaning used in such provision of the Code, if necessary for the Plan to comply with such provision.

          "Account" means the entries maintained in the records of the Trustee which represent the Participant's interest in the Fund. The term "Account" shall refer, as the context indicates, to any or all of the following:

          "Matching Contribution Account" -- the Account to which are credited Matching Contributions allocated to a Participant, adjustments for withdrawals and distributions, and the earnings, losses and expenses attributable thereto.

          "Pension Account" -- the Account to which are credited any amount voluntarily transferred by a Participant from the Storer Pension Plan to the Storer Plan in connection with the termination of the Storer Pension Plan.

          "Prior Plan Account" -- the Account to which are credited Prior Plan Contributions allocated to a Participant,

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adjustments for withdrawals and distributions, and the earnings, losses and expenses attributable thereto.

          "Rollover Account" -- the Account to which are credited a Participant's Rollover Contributions, adjustments for withdrawals and distributions, and the earnings, losses and expenses attributable thereto.

          "Salary Reduction Account" -- the Account to which are credited a Participant's Salary Reduction Contributions, adjustments for withdrawals and distributions, and the earnings, losses and expenses attributable thereto.

          "Vision Account" -- the Account to which are credited a Participant's Vision Contributions, adjustments for withdrawals and distributions, and the earnings, losses and expenses attributable thereto.

          "Active Participant" means an individual who has become an Active Participant as provided in Article II and has remained a Covered Employee at all times thereafter.

          "Actual Deferral Percentage" means, for any Eligible Employee for a given Plan Year, the ratio of:

               (a) the sum of:

                    (1) such Eligible Employee's Salary Reduction Contributions for the Plan Year, plus

                    (2) in the case of any Highly Compensated Eligible Employee, his elective deferrals for the year under any other qualified retirement plan, other than an employee stock ownership plan as defined in section 4975(e)(7) of the Code or a

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tax credit employee stock ownership plan as defined in section 409(a) of the
Code, maintained by the Participating Company or any Affiliated Company; to

               (b) the Eligible Employee's Compensation for the Plan Year.

          "Actuarial Equivalent" means, with respect to any benefit or item, a benefit or item of equal actuarial value, based upon the factors and assumptions used by the insurance company from whom the Committee directs the purchase of any annuity contracts for the purpose of providing benefits under the Plan.

          "Administrator" means the plan administrator within the meaning of ERISA. The Company shall be the Administrator.

          "Affiliated Company" means, with respect to any Participating Company:

               (a) In General.

                    (1) any corporation that is a member of a controlled group of corporations, as determined under section 414(b) of the Code, which includes such Participating Company;

                    (2) any trade or business (whether or not incorporated) that is under common control with such Participating Company, as determined under section 414(c) of the Code;

                    (3) any member of an affiliated service group, as determined under section 414(m) of the Code, of which such Participating Company is a member; and

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                    (4) any other organization or entity which is required to be aggregated with the Participating Company under section 414(o) of the Code and regulations issued thereunder.

               (b) "50% Affiliated Company."

               "50% Affiliated Company" means an Affiliated Company described in subsection (a)(1) or subsection (a)(2) of this definition, but determined with "more than 50%" substituted for the phrase "at least 80%" in section 1563(a) of the Code, when applying sections 414(b) and (c) of the Code.

               (c) Special Rules.

               An entity is an Affiliated Company only during those periods in which it is included in a category described in Subsection (a) or (b) of this definition.

               For purposes of crediting service for eligibility to participate and vesting, an entity at least 25% owned by the Company or a Participating Company shall be deemed an Affiliated Company.

          "Age" means, for any individual, his age on his last birthday, except that an individual reaches Age 59 1/2 or Age 70 1/2 on the corresponding date in the sixth calendar month following the month in which his 59th or 70th (respectively) birthday falls (or the last day of such sixth month if there is no such corresponding date therein).

          "Average Actual Deferral Percentage" means, for a specified group of Eligible Employees for a Plan Year, the

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average of the Actual Deferral Percentages for such Eligible Employees for the
Plan Year.

          "Average Contribution Percentage" means, for a specified group of Eligible Employees for a Plan Year, the average of the Contribution Percentages for such Eligible Employees for the Plan Year.

          "Benefit Commencement Date" means, for any Participant or beneficiary, the date as of which the first benefit payment, including a single sum, from the Participant's Account is due, other than pursuant to a withdrawal under Article VIII.

          "Board of Directors" means the board of directors (or other governing body) of the Company and, to the extent the Board has delegated its authority hereunder to the Board's Executive Committee, the Executive Committee.

          "Code" means the Internal Revenue Code of 1986, as amended, and any regulations issued thereunder.

          "Committee" means the individuals appointed by the Board of Directors (if any) or by the Company to supervise the administration of the Plan, as provided in Article X.

          "Company" means Comcast Corporation, a Pennsylvania corporation, and its successors.

          "Compensation" means, for any Eligible Employee, for any Plan Year or Limitation Year, as the case may be:

               (a) except as otherwise provided below in this definition, and subject to the limitations set forth in Subsection (c) of this definition, his wages as reported on Form

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W-2 (i.e., wages as defined in section 3401(a) of the Code and all other payments of compensation for which the Participating Company is required to furnish the employee a written statement under sections 6041(d) and 6051(a)(3) of the Code) from a Participating Company for such Plan Year, reduced by reimbursements or other expense allowances, fringe benefits (cash and noncash), moving expenses, deferred compensation, and welfare benefits, but including Salary Reduction Contributions and elective contributions that are not includible in gross income under sections 125 or 402(a)(8) of the Code. For the purposes of the definitions of "Actual Deferral Percentage" and "Contribution Percentage" in this Article (except as otherwise provided in such definitions), the Company may elect to consider only Compensation as defined above for that portion of the Plan Year during which the Employee was an Eligible Employee, provided that this election is applied uniformly to all Eligible Employees for the Plan Year.

               (b) for the purposes of Article XIII and Section 3.10, subject to the limitations set forth in Subsection (c) of this definition, the Employee's wages as reported on Form W-2 (i.e., wages as defined in section 3401(a) of the Code and all other payments of compensation for which the Participating Company is required to furnish the employee a written statement under sections 6041(d) and 6051(a)(3) of the Code).

               (c) With respect to (i) the Plan Year beginning January 1, 1993, only compensation not in excess of $235,840

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shall be taken into account; and (ii) Plan Years beginning after 1993, only compensation not in excess of $150,000, or such other amount to which the limit of section 401(a)(17) of the Code shall apply for such Plan Year provided that this Subsection (c) shall not apply for purposes of Section 3.10 and Section
13.2.3. In determining Compensation for purposes of this limitation, the rules of section 414(q)(6) of the Code shall apply, except in applying such rules, the term "family" shall include only the spouse of the Employee and any lineal descendants who have not reached Age 19 before the close of the Plan Year. In applying the rules of section 414(q)(6) of the Code, the limit of this Subsection (c) shall be allocated among family members in proportion to their compensation as defined in Subsection (a) without regard to this Subsection (c).

          "Company Stock" means the Company's Class A Common Stock and Special Shares.

          "Contract" means any group annuity, investment, insurance, or similar contract, and amendments thereto issued to the Company or to the Trustee by an Insurance Company with respect to this Plan.

          "Contribution Percentage" means for any Eligible Employee for a given Plan Year, the ratio of:

               (a) the sum of

                    (1) such Eligible Employee's Matching Contributions for the Plan Year, plus

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                    (2) in the case of any Highly Compensated Eligible Employee, any employee contributions and employer matching contributions, including any elective deferrals recharacterized as employee contributions, under any other qualified retirement plan, other than an employee stock ownership plan as defined in section 4975(e)(7) of the Code or a tax credit employee stock ownership plan as defined in section 409(a) of the Code, maintained by the Participating Company or any Affiliated Company, plus

                    (3) at the election of the Committee, any portion of the Eligible Employee's Salary Reduction Contributions for the Plan Year or elective deferrals under any other qualified retirement plan maintained by a Participating Company or any Affiliated Company that may be disregarded without causing this Plan or such other qualified retirement plan to fail to satisfy the requirements of section 401(k)(3) of the Code and the regulations issued thereunder; to

               (b) the Eligible Employee's Compensation for the Plan Year.

          "Covered Employee" means any Employee who is (a) employed by a Participating Company and (b) not covered by a collective bargaining agreement, unless such agreement specifically provides for participation hereunder. An individual who is treated as an Employee solely by reason of being a Leased Employee shall not be a Covered Employee.

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          "Effective Date" means January 1, 1993, the effective date of this amended and restated Plan.

          "Eligible Employee" means an Employee who has become an Eligible Employee as set forth in Section 2.3, whether or not he is an Active Participant, and who has remained a Covered Employee at all times thereafter.

          "Employee" means an individual who is employed by a Participating Company or an Affiliated Company or an individual who is a Leased Employee.

          "Employment Commencement Date" means, for any Employee, the date on which he is first entitled to be credited with an "Hour of Service" described in Paragraph (a)(1) of the definition of Hour of Service in this Article.

          "Entry Date" means the first day of any calendar month.

          "ERISA" means the Employee Retirement Income Security Act of 1974, as amended.

          "Fund" means the fund established for this Plan, administered under the Trust Agreement and/or Contract, out of which benefits payable under this Plan shall be paid.

          "Highly Compensated Eligible Employee" means an Eligible Employee who is (or is treated as) a Highly Compensated Employee.

          "Highly Compensated Employee" means an Employee who during the current Plan Year or the immediately preceding Plan Year:

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               (a) was a five-percent owner, as defined in section 416(i) of the
Code;

               (b) received more than $93,518 (as indexed) in Compensation from a Participating Company or an Affiliated Company;

               (c) received more than $62,345 (as indexed) in Compensation from a Participating Company or an Affiliated Company and was among the top 20% of Employees of all Participating Companies and Affiliated Companies ranked by Compensation (excluding Employees described in section 414(q)(8) of the Code to the extent (1) permitted under the Code and regulations thereunder and (2) elected by the Committee, for purposes of identifying the number of Employees in the top 20%); or

               (d) was among the 50 officers of a Participating Company or an Affiliated Company (or, if lesser, the greater of 3 or 10% of all Employees, excluding Employees described in section 414(q)(8) of the Code, to the extent
(1) permitted under the Code and regulations thereunder and (2) elected by the Committee for purposes of identifying the top 20%) and received Compensation of more than $56,110.50 (as indexed); provided, however, that, if no officer has satisfied the compensation requirement described above during either the current Plan Year or the immediately preceding Plan Year, the highest paid officer for such year shall be treated as a Highly Compensated Employee.

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Notwithstanding Subsections (b)-(d) of this definition, an Employee, other than a five-percent owner, who was not a Highly Compensated Employee in the preceding Plan Year is a Highly Compensated Employee for the current Plan Year only if he is among the 100 most highly compensated Employees of all Participating Companies and Affiliated Companies ranked by Compensation for the current Plan Year.

          If an Employee is, during the current Plan Year or the immediately preceding Plan Year, a family member of either a five-percent owner who is an Employee or a former Employee or a Highly Compensated Employee who is one of the 10 most highly compensated Employees ranked by compensation during such year, then the family member and the five-percent owner or Highly Compensated Employee shall be treated as a single Highly Compensated Employee, and the Compensation and elective deferrals, employee contributions and employer matching contributions of such family member and five-percent owner or Highly Compensated Employee shall be aggregated in determining the Actual Deferral Percentage and Contribution Percentage of such "single" Highly Compensated Employee. For purposes of this definition, "family member" shall include the spouse, lineal ascendants and descendants of the Employee or former Employee and the spouse of such lineal ascendants and descendants.

          If the Participating Company has made the election described in
Section 14.9, references to the "preceding Plan

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Year" shall refer instead to the calendar year ending with or within the current
Plan Year.

          "Hour of Service" means, for any Employee, a credit awarded with respect to:

               (a) except as provided in (b),

                    (1) each hour for which he is directly or indirectly paid or entitled to payment by a Participating Company or an Affiliated Company for the performance of employment duties; or

                    (2) each hour for which he is entitled, either by award or agreement, to back pay from a Participating Company or an Affiliated Company, irrespective of mitigation of damages; or

                    (3) each hour for which he is directly or indirectly paid or entitled to payment by a Participating Company or an Affiliated Company on account of a period of time during which no duties are performed due to vacation, holiday, illness, incapacity (including disability), jury duty, layoff, leave of absence, or military duty.

               (b) Anything to the contrary in Subsection (a) notwithstanding:

                    (1) No Hours of Service shall be credited to an Employee for any period merely because, during such period, payments are made or due him under a plan maintained solely for the purpose of complying with applicable workers' compensation, unemployment compensation, or disability insurance laws.

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                    (2) No more than 501 Hours of Service shall be credited to an Employee under Subsection (a)(3) of this definition on account of any single continuous period during which no duties are performed by him, except to the extent otherwise provided in the Plan.

                    (3) No Hours of Service shall be credited to an Employee with respect to payments solely to reimburse for medical or medically related expenses.

                    (4) No Hours of Service shall be credited twice.

                    (5) Hours of Service shall be credited at least as liberally as required by the rules set forth in U.S. Department of Labor Reg. ss.2530.200b-2(b) and (c).

                    (6) In the case of an Employee who is such solely by reason of service as a Leased Employee, Hours of Service shall be credited as if such Employee were employed and paid with respect to such service (or with respect to any related absences or entitlements) by the Participating Company or Affiliated Company that is the recipient thereof.

          "Insurance Company" means any legal reserve life insurance company with which funds are deposited pursuant to a Contract to provide benefits under the Plan.

          "Investment Medium" means any fund, contract, obligation, or other mode of investment to which a Participant may direct the investment of the assets of his Account.

          "Leased Employee" means an individual who is not an employee of a Participating Company or an Affiliated Company (as defined without regard to Subsection (c) of the definition thereof) which is the recipient of such individual's services, but who is required to be treated as an employee of such Participating Company or Affiliated Company because of the application of sections 414(n) or 414(o) of the Code and the applicable regulations thereunder, and to whom section 414(n)(5) of the Code does not apply.

          "Limitation Year" means the Plan Year or such other
12-consecutive-month period as may be designated by the Company.

          "Matching Contributions" means the amounts contributed by the Company pursuant to Section 3.4.

          "Normal Retirement Date" means, for any Participant, the date on which he reaches Age 65.

          "One-Year Period of Severance" means a 12-consecutive- month period beginning on the date of the Employee's Separation from Service during which the former Employee is credited with no Hours of Service.

          "Participant" means an individual for whom one or more Accounts are maintained under the Plan.

          "Participating Company" means the Company, each subsidiary of the Company which is eligible to file a consolidated federal income tax return with the Company and each other organization which is authorized by the Board of Directors to adopt this Plan by action of its board of directors or other governing body.

          "Payroll Period" means a weekly, bi-weekly, semi-monthly, or monthly pay period or such other standard pay period of the Participating Company applicable to the class of Employees of which the Eligible Employee is a part.

          "Pension Plan" means the Storer Communications Pension Plan, which was terminated as of March 31, 1991.

          "Period of Service" means, with respect to any Employee, the period of time commencing on the Employee's Employment Commencement Date and ending on the date of the Employee's Separation from Service and, if applicable, the period of time commencing on an Employee's Reemployment Commencement Date and ending on the date of the Employee's subsequent Separation from Service. For purposes of determining an employee's eligibility to participate and his vested status under the Plan, an Employee's period of employment with Storer Administration, Inc. before January 1, 1993 shall be counted as part of his Period of Service.

          "Period of Severance" means the period of time commencing on the date of an Employee's Separation from Service and ending on the date on which the Employee is again entitled to be credited with an Hour of Service.

          "Plan" means the Comcast Corporation Retirement- Investment Plan, a profit sharing plan, as set forth herein.

          "Plan Year" means each 12-consecutive month period that begins on January 1st and ends on the next following December 31st.

          "Prior Plan Contributions" means the amounts, if any, contributed by a Participant prior to the Effective Date as after-tax contributions to the Plan.

          "Reemployment Commencement Date" means the first day following a One-Year Period of Severance on which an Employee is entitled to be credited with an Hour of Service described in Paragraph (a)(1) of the definition of "Hour of Service" in this Article.

          "Required Beginning Date" means, for any Participant:

               (a) if he reached Age 70 1/2 before January 1, 1988, and is not a five-percent owner (within the meaning of section 416 of the Code) of a Participating Company at any time during the five-Plan-Year period ending in the calendar year in which he reached Age 70 1/2, or thereafter, April 1 of the calendar year following the later of the calendar year in which he has a Separation from Service or the calendar year in which he reached Age 70 1/2;

               (b) if he reached Age 70 1/2 before January 1, 1988, and is a five-percent owner (within the meaning of section 416 of the Code) of a Participating Company at any time during the five- Plan-Year period ending in the calendar year in which he reached Age 70 1/2, or thereafter, the later of
(1) December 31, 1987 (2) April 1 of the calendar year following the calendar year in which he reached Age 70 1/2 or (3) April 1 of the calendar year in which he becomes a five-percent owner.

               (c) if he reached Age 70 1/2 before January 1, 1989 and after December 31, 1987, is not a five-percent owner (within the meaning of section 416 of the Code) of a Participating Company and has not had a Separation from Service before January 1, 1989, April 1, 1990;

               (d) except as otherwise provided in Subsection (c), if he reaches Age 70 1/2 on or after January 1, 1988, April 1 of the calendar year next following the calendar year in which he reaches Age 70 1/2.

          "Rollover Contributions" means, for any Participant, his rollover contributions as provided in Section 7.1.

          "Salary Reduction Contributions" means, for any Participant, contributions on his behalf as provided in Subsection 3.1(a).

          "Separation from Service" means, for any Employee, his death, retirement, resignation, discharge or any absence that causes him to cease to be an Employee, provided that for purposes of Article V relating to distributions, a Participant who transfers employment to an unrelated third party in connection with a sale by the Company or a Participating Company of a business to such third party shall not be treated as having a Separation from Service in connection with such transfer of employment unless such transfer of employment is in connection with a transaction described in section 401(k)(10) of the Code.

          "Severance from Service Date" means the date, as recorded on the records of a Participating Company or an Affiliated Company, on which an Employee of such company quits, retires, is discharged, or dies, or, if earlier, the first anniversary of the first day of a period during which the Employee remains absent from service with all Participating Companies and Affiliated Companies (with or without pay) for any other reason, except:

               (a) Solely for purposes of determining whether a One-Year Period of Severance has occurred, if the Employee is absent from work beyond the first anniversary of the first day of absence by reason of pregnancy, childbirth, or placement in connection with adoption, or for purposes of the care of such Employee's child immediately after birth or placement in connection with adoption, such Employee's Separation from Service shall be the second anniversary of the first day of such absence; or

               (b) If the Employee is absent for military service under leave granted by the Participating Company or Affiliated Company or required by law, the Employee shall not be considered to have a Separation from Service, provided the absent Employee returns to service with the Participating Company or Affiliated Company within 90 days of his release from active military duty or any longer period during which his right to reemployment is protected by law.

          "Special Employee" means an Employee whose regularly scheduled paid work week does not exceed 24 hours, or whose employment is classified as "temporary" or "intermittent," both in accordance with uniformly applied personnel policies.

          "Special Share" means the Company's Class A Special Common Stock.

          "Storer Plan" means the Storer Communications, Inc. Retirement Savings Plan.

          "Total Disability" means, with respect to any Participant, a disability of a potentially permanent character that prevents him from engaging in the occupation or fulfilling the duties which he performed at the time of the occurrence of such disability.

          "Trust Agreement" means any agreement and declaration of trust executed under this Plan.

          "Trustee" means the corporate trustee or trustees or one or more individuals collectively appointed and acting under a Trust Agreement.

          "Valuation Date" means the last business day of each calendar quarter and each interim date on which the Committee determines that a valuation of the Fund shall be made.

          "Year of Eligibility Service" means, for any Special Employee, a credit used to determine his eligibility to participate under the Plan, as further described in Section 2.2.

          "Year of Service" means, for any Employee, a credit used to determine his vested status under the Plan, as further described in Section 6.2.

                                   ARTICLE II

                   TRANSITION AND ELIGIBILITY TO PARTICIPATE

     2.1 Rights Affected and Preservation of Accrued Benefit. Except as provided to the contrary herein, the provisions of this amended and restated Plan shall apply only to Employees who complete an Hour of Service on or after the Effective Date. The rights of any other individual shall be governed by the Plan as in effect upon his Separation from Service, except to the extent expressly provided in any amendment adopted subsequently thereto. Additional rules regarding service credit are set forth in Article XV.

     2.2 Year of Eligibility Service for Special Employees.

          2.2.1 A Special Employee shall be credited with a Year of Eligibility Service as of the close of the 12-consecutive-month period that begins on his Employment Commencement Date if he is credited with 1,000 or more Hours of Service during such period.

          2.2.2 A Special Employee who is not credited with 1,000 Hours of Service during such period shall be credited with a Year of Eligibility Service as of the close of the first Plan Year in which he is credited with 1,000 or more Hours of Service.

     2.3 Eligibility to Participate - Salary Reduction Contributions.

          2.3.1 Each Covered Employee as of the Effective Date who was eligible to participate in the Plan immediately prior to the Effective Date shall continue to be an Eligible Employee as of the Effective Date.

          2.3.2 Each Covered Employee who was not eligible to participate immediately prior to the Effective Date shall become an Eligible Employee on the Entry Date next following his completion of one Year of Eligibility Service, if he is a Special Employee, or his completion of a Period of Service of at least one year, if he is other than a Special Employee.

          2.3.3 If an individual is not a Covered Employee on the Entry Date next following the date he meets the requirements of Section 2.3.2 , he shall become an Eligible Employee as of the first date thereafter on which he is a Covered Employee.

          2.3.4 An Eligible Employee who ceases to be a Covered Employee, by Separation from Service or otherwise, and who later becomes a Covered Employee, shall become an Eligible Employee as of the date on which he first again completes an Hour of Service as a Covered Employee.

     2.4 Election to Make Salary Reduction Contributions Each Eligible Employee may elect to make Salary Reduction Contributions and become an Active Participant by filing a written notice of such election with the Committee on a form provided for that purpose. Such notice shall authorize the Participating Company to reduce such Eligible Employee's cash remuneration by an amount determined in accordance with
Section 3.1 and to make Salary Reduction Contributions on such Eligible Employee's behalf in the amount of such reduction. Such election shall be effective on the first day of the Payroll Period following receipt of his election by the Committee.

     2.5 Participation in Matching Contributions. An Active Participant shall share in Matching Contributions under Section 3.4 for any Plan Year if Salary Reduction Contributions are made on his behalf in such Plan Year.

     2.6 Participation in Vision Contributions. An Eligible Employee who enrolls in the Plan in accordance with procedures established by the Committee shall share in Vision Contributions under Section 3.5, and become an Active Participant, in accordance with Section 3.5.

     2.7 Data. Each Employee shall furnish to the Committee such data as the Committee may consider necessary for the determination of the Employee's rights and benefits under the Plan and shall otherwise cooperate fully with the Committee in the administration of the Plan.

                                  ARTICLE III

                           CONTRIBUTIONS TO THE PLAN

     3.1 Salary Reduction Contributions.

          3.1.1 When an Eligible Employee files an election under Section 2.4 to have Salary Reduction Contributions made on his behalf, he shall elect the percentage by which his Compensation shall be reduced on account of such Salary Reduction Contributions. Subject to Section 3.8, this percentage may be between one percent (1%) and seventeen percent (17%) of such Compensation, rounded to the nearer whole percentage. The Participating Company shall contribute an amount equal to such percentage of the Eligible Employee's Compensation to the Fund for credit to the Eligible Employee's Salary Reduction Account provided that such contributions may be prospectively limited as provided in Section 3.9.

          3.1.2 Salary Reduction Contributions made on behalf of an Eligible Employee under this Plan together with elective deferrals under any other plan or arrangement maintained by any Participating Company or Affiliated Company shall not exceed $8,994 (as adjusted in accordance with section 402(g) of the Code and regulations thereunder) for any calendar year. To the extent necessary to satisfy this limitation for any year:

               (a) elections under Section 3.1.1 shall be prospectively restricted; and,

               (b) after application of this Section 3.1.2(a), the excess Salary Reduction Contributions and excess elective deferrals under any other plan or arrangement maintained by any Participating Company or Affiliated Company (with earnings thereon, but reduced by any amounts previously distributed under
Section 3.9.1 for the year) shall be paid to the Participant on or before the April 15 first following the calendar year in which such contributions were made. If the Salary Reduction Contributions plus elective deferrals described above do not exceed such limitation, but Salary Reduction Contributions, plus the elective deferrals, as defined in section 402(g)(3) of the Code, under any other plan for any Participant exceed such limitation for any calendar year, upon the written request of the Participant made on or before the March 1 first following such calendar year, the excess, including any earnings attributable thereto, designated by the Participant to be distributed from the Plan shall be paid to the Participant on or before the April 15 first following such calendar year.

     3.2 Change of Percentage Rate. A Participant may without penalty change the percentage of Compensation designated by him as his contribution rate under
Section 3.1.1, to any percentage permitted by such Section, and such percentage shall remain in effect until so changed. Any such change shall become effective as of the first day of the Payroll Period next following receipt of the change by the Committee.

     3.3 Discontinuance of Salary Reduction Contributions. A Participant may discontinue his Salary Reduction Contributions at any time. Such discontinuance shall become effective as of the first day of the Payroll Period next following receipt of the discontinuance by the Committee.

     3.4 Matching Contributions. Subject to Sections 3.8 and 3.10, with respect to each Participant who is an Employee of a Participating Company during a Plan Year, such Participating Company shall contribute to the Fund for such payroll period an amount equal to the sum of:

          3.4.1 one hundred percent (100%) of such Participant's Salary Reduction Contributions for such payroll period not in excess of one percent (1%) of his Compensation for such payroll period; plus

          3.4.2 fifty percent (50%) of such Participant's Salary Reduction Contributions for such payroll in excess of one percent (1%) but not in excess of six percent (6%) of his Compensation for such payroll period. The Participating Companies' matching contribution obligation for a Plan Year shall be offset by the amount, if any, of the sum of Matching Contributions and Vision Contributions forfeited during such Plan Year by Participants who were Employees of such Participating Company, provided that such contributions may be prospectively limited as provided in Section 3.9. Notwithstanding the foregoing, the contributions under this Section for any Plan Year shall not cause the total contributions by the Participating Company to exceed the maximum allowable current deduction under the applicable provisions of the Code.

          3.5 Vision Contributions.

               (a) Eligible Employees Prior to the Effective Date. The Company established a Vision Account for each Employee of a Participating Company who, as of April 1, 1991, or any subsequent Entry Date preceding the Effective Date, had satisfied the requirements for participation under the terms of the Plan as in effect at such time. The Company allocated 10 Special Shares to each such Vision Account.

               (b) Employees who Become Eligible Employees on or after the Effective Date. The Company shall also establish a Vision Account for each Employee of a Participating Company who, as of any Entry Date on or after the Effective Date, first satisfies the requirements for participation under Article II hereof. The Company shall allocate 10 Special Shares to each such Vision Account for the Plan Year in which the Employee first satisfies the requirements for participation under Article II hereof.

          3.6 Timing and Deductibility of Contributions. Matching and Vision Contributions for any Plan Year under this Article shall be made no later than the last date on which amounts so paid may be deducted for Federal income tax purposes for the taxable year of the employer in which the Plan Year ends. All Participating Company contributions are expressly conditioned upon their deductibility for Federal income tax purposes.

Amounts contributed as Salary Reduction Contributions or Rollover Contributions will be remitted to the Trustee as soon as practicable, but no later than 90 days after the date on which such contributions were received or withheld from the Participant's Compensation.

     3.7 Fund. The contributions deposited by the Participating Company in the Fund in accordance with this Article shall constitute a fund held for the benefit of Participants and their eligible beneficiaries under and in accordance with this Plan. No part of the principal or income of the Fund shall be used for, or diverted to, purposes other than for the exclusive benefit of such Participants and their eligible beneficiaries (including necessary administrative costs); provided, that in the case of a contribution made by the Participating Company as a mistake of fact, or for which a tax deduction is disallowed, in whole or in part, by the Internal Revenue Service, the Participating Company shall be entitled to a refund of said contributions, which must be made within one year after payment of a contribution made as a mistake of fact, or within one year after disallowance.

     3.8 Limitation on Salary Reduction Contributions and Matching
Contributions.

          3.8.1 For any Plan Year, the Average Actual Deferral Percentage for the Highly Compensated Eligible Employees Shall not exceed the greater of:

               (a) one hundred twenty-five percent (125%) of the Average Actual Deferral Percentage for all other Eligible Employees; or

               (b) the lesser of:

                    (1) two hundred percent (200%) of the Average Actual Deferral Percentage for all other Eligible Employees; or

                    (2) two percent (2%) plus the Average Actual Deferral Percentage for all other Eligible Employees.

          3.8.2 For any Plan Year, the Average Contribution Percentage for the Highly Compensated Eligible Employees shall not exceed the greater of:

               (a) one hundred twenty-five (125%) of the Average Contribution Percentage for all other Eligible Employees; or

               (b) the lesser of:

                    (1) two hundred percent (200%) of the Average Contribution Percentage for all other Eligible Employees; or

                    (2) two percent (2%) plus the Average Contribution Percentage for all other Eligible Employees.

          3.8.3 For any Plan Year, the sum of the Average Actual Deferral Percentage and the Average Contribution Percentage for the Highly Compensated Eligible Employees shall not exceed the greater of:

               (a) the sum of:

                    (1) one hundred twenty-five percent (125%) of the greater of the Average Actual Deferral Percentage or the Average Contribution Percentage for all other Eligible Employees; plus

                    (2) the lesser of:

                         (i) two hundred percent (200%) of the lesser of the
Average Actual Deferral Percentage or the Average Contribution Percentage for all other Eligible Employees; or

                         (ii) two percent (2%) plus the lesser of the Average
Actual Deferral Percentage or the Average Contribution Percentage for all other Eligible Employees; or

               (b) the sum of:

                    (1) one hundred twenty-five percent (125%) of the lesser of the Average Actual Deferral Percentage or the Average Contribution Percentage for all other Eligible Employees; plus

                    (2) the lesser of:

                         (i) two hundred percent (200%) of the greater of the
Average Actual Deferral Percentage or the Average Contribution Percentage for all other Eligible Employees; or

                         (ii) two percent (2%) plus the greater of the Average
Actual Deferral Percentage or the Average Contribution Percentage for all other Eligible Employees.

               3.8.4 For purposes of this Section, the Salary Reduction Contributions and Matching Contributions, respectively, of any five-percent owner or other Highly Compensated Employee who is one of the top 10 Employees ranked by pay (without regard to this sentence) for the Plan Year or the preceding Plan Year shall be increased by the amount of the Salary Reduction Contributions and Matching Contributions, respectively, of any Employee who is a spouse or lineal ascendant or descendant (or a spouse thereof) ("family member") of such Highly Compensated Employee, and the Compensation of the former shall be increased by the Compensation of the latter, and such family member and such Highly Compensated Employee shall be treated as a single Highly Compensated Eligible Employee and such family member shall not be treated as a separate Eligible Employee for purposes of applying this Section. The application of this
Section 3.8.4 and the determination of the Actual Deferral Percentage and Contribution Percentage of such single Highly Compensated Eligible Employee shall be made in accordance with sections 414(q), 401(k) and 401(m) of the Code and regulations thereunder.

          3.8.5 If the Plan and any other plan(s) maintained by a Participating Company or an Affiliated Company are treated as a single plan for purposes of section 401(a)(4) or section 410(b) of the Code, the limitations in Sections
3.8.1 through 3.8.4 shall be applied by treating the Plan and such other plan(s) as a single plan.

          3.8.6 The application of this Section shall satisfy sections 401(k) and 401(m) of the Code and regulations thereunder and such other requirements as may be prescribed by the Secretary of the Treasury.

          3.8.7 The test set forth in Section 3.8.1 must be satisfied separately with respect to (1) Eligible Employees who are not covered by a collective bargaining agreement and (2) Eligible Employees who are covered by a collective bargaining agreement. The tests set forth in Sections 3.8.2 and 3.8.3 must be satisfied only with respect to Eligible Employees who are not covered by a collective bargaining agreement.

     3.9 Prevention of Violation of Limitation on Salary Reduction Contributions and Matching Contributions. The Committee shall monitor the level of Participants' Salary Reduction Contributions and Matching Contributions and elective deferrals, employee contributions, and employer matching contributions under any other qualified retirement plan maintained by a Participating Company or any Affiliated Company to insure against exceeding the limits of Section 3.8. To the extent practicable, the Plan Administrator may prospectively limit (i) some or all of the Highly Compensated Eligible Employees' Salary Reduction Contributions to reduce the Average Actual Deferral Percentage of the Highly Compensated Eligible Employees to the extent necessary to satisfy Section
3.8.1 and/or (ii) some or all of the Highly Compensated Eligible Employees' Matching Contributions to reduce the Average Contribution Percentage of the Highly Compensated Eligible Employees to the extent necessary to satisfy Section
3.8.2 of and/or (iii) some or all of the Highly Compensated Eligible Employees' Salary Reduction Contributions and Matching Contributions to the extent necessary to satisfy Section 3.8.3. If the Committee determines after the end of the Plan Year that the limits of Section 3.8 may be or have been exceeded, it shall take the appropriate following action for such Plan Year:

          3.9.1 (a) The Average Actual Deferral Percentage for the Highly Compensated Eligible Employees shall be reduced to the extent necessary to satisfy Section 3.8.1.

               (b) The reduction shall be accomplished by reducing the maximum Actual Deferral Percentage for any Highly Compensated Eligible Employee to an adjusted maximum Actual Deferral Percentage, which shall be the highest Actual Deferral Percentage that would cause one of the tests in Section 3.8.1 to be satisfied, if each Highly Compensated Eligible Employee with a higher Actual Deferral Percentage had instead the adjusted maximum Actual Deferral Percentage, reducing the Highly Compensated Eligible Employee's Salary Reduction Contributions and elective deferrals under any other qualified retirement plan maintained by the Participating Company or any Affiliated Company (less any amounts previously distributed under Section 3.1 for the year) in order, beginning with the Highly Compensated Eligible Employee(s) with the highest Actual Deferral Percentage; provided, however, that excess contributions shall be allocated to Eligible Employees who are subject to the family member aggregation rules of section 414(q)(6) of the Code in the manner prescribed by regulations.

               (c) Not later than the end of the Plan Year following the close of the Plan Year for which the Salary Reduction Contributions were made, the difference between a Highly Compensated Eligible Employee's Actual Deferral Percentage and the Highly Compensated Eligible Employee's adjusted maximum actual Deferral Percentage shall be paid to the Highly Compensated Eligible Employee, with earnings attributable thereto (as determined in accordance with applicable Treasury Regulations); provided, however, that for any Participant who is also a participant in any other qualified retirement plan maintained by the Participating Company or any Affiliated Company under which the Participant makes elective deferrals for such year, the Committee shall coordinate corrective actions under this Plan and such other plan for the year.

          3.9.2 (a) The Average Contribution Percentage for the Highly Compensated Eligible Employees shall be reduced to the extent necessary to satisfy at least one of the tests in Section 3.8.2.

               (b) The reduction shall be accomplished by reducing the maximum Contribution Percentage for any Highly Compensated Eligible Employee to an adjusted maximum Contribution Percentage, which shall be the highest Contribution Percentage that would cause one of the tests in Section 3.8.2 to be satisfied, if each Highly Compensated Eligible Employee with a higher Contribution Percentage had instead the adjusted maximum Contribution Percentage, reducing, in the following order of priority, the Highly Compensated Eligible Employees' Matching Contributions and employee contributions and employer matching contributions under any other qualified retirement plan maintained by the Participating Company or an Affiliated Company, in order beginning with the Highly Compensated Eligible Employee(s) with the highest Contribution Percentage; provided, however, that excess contributions shall be allocated to Eligible Employees who are subject to the family member aggregation rules of section 414(q)(6) of the Code in the manner prescribed in regulations.

               (c) Not later than the end of the Plan Year following the close of the Plan Year for which such contributions were made, the difference between a Highly Compensated Eligible Employee's Contribution Percentage and the Highly Compensated Eligible Employee's adjusted maximum Contribution Percentage, with earnings attributable thereto (as determined in accordance with applicable Treasury Regulations) shall be treated as a forfeiture of the Highly Compensated Eligible Employee's Matching Contributions for the Plan Year to the extent such contributions are forfeitable (which forfeiture shall be used to reduce future Matching Contributions), or paid to the Highly Compensated Eligible Employee to the extent such contributions are nonforfeitable; provided, however, that, for any Participant who is also a participant in any other qualified retirement plan maintained by the Participating Company or any Affiliated Company under which the Participant makes employee contributions or is credited with employer matching contributions for the year, the Committee shall coordinate corrective actions under this Plan and such other plan for the year.

          3.9.3 (a) The Average Contribution Percentage and/or the Average Actual Deferral Percentage (as determined under Section 3.9.3(b)) for the Highly Compensated Eligible Employees shall be reduced to satisfy the test in Section
3.8.3 in a manner and to the extent determined by the Committee.

               (b) The reduction(s) shall be accomplished in the same manner as is set forth in Sections 3.9.1 and 3.9.2, whichever is appropriate. A reduction to the Average Actual Deferral Percentage shall be charged against the appropriate Highly Compensated Eligible Employees' Salary Reduction Accounts. A reduction to the Average Contribution Percentage shall be charged against the appropriate Highly Compensated Eligible Employees' Matching Contribution Accounts.

Notwithstanding the foregoing, for any Participant who is also a participant in any other qualified retirement plan maintained by a Participating Company or any Affiliated Company under which the Participant makes employee contributions or elective deferrals or is credited with employer matching contributions for such year, the Committee shall coordinate corrective actions under this Plan and such other plan for the year.

          3.9.4 If the Plan and any other plan maintained by a Participating Company or an Affiliated Company are treated as a single plan pursuant to
Section 3.8.5, the Committee shall coordinate corrective actions under the Plan and such other plan for the year.

     3.10 Maximum Allocation.

          3.10.1 Notwithstanding anything in this Plan to the contrary, in no event shall amounts allocated to a Participant's Account under the Plan exceed the limitations set forth in section 415 of the Code, which are hereby incorporated into the Plan.

          3.10.2 If the amounts otherwise allocable to a Participant's Account under the Plan would exceed the limitations set forth in section 415(c) of the Code as a result of the reallocation of forfeitures, a reasonable error in estimating the Participant's Compensation, a reasonable error in determining the amount of Salary Reduction Contributions that may be made with respect to the Participant under the limits , or such other circumstances as permitted by law, the Committee shall determine which portion, if any, of such excess amount is attributable to the Participant's Salary Reduction Contributions or Matching Contributions, until such amount has been exhausted, and shall take the following steps to correct such violation:

               (a) Excess Salary Reduction Contributions and earnings thereon shall be paid to the Participant as soon as is administratively feasible.

               (b) (1) While the Participant remains a Covered Employee, his excess Matching Contributions shall be held in a suspense account (which shall share in investment gains and losses of the Fund) by the Trustee until the following Limitation Year (or any succeeding Plan Years), at which time such amounts shall be allocated to the Participant's Account before any Contributions are made on his behalf for such Plan Year; and

                    (2) When the Participant ceases to be a Covered Employee, his excess Matching Contributions, along with earnings thereon, held in the suspense account shall be allocated in the following Plan Year (or any succeeding Plan Year) to the Accounts of other Participants in the Plan.

          3.10.3 If, in any Limitation Year, a Participant is a participant in one or more defined benefit plans sponsored by a Participating Company or a 50% Affiliated Company, the annual additions of the Participant under the Plan shall not be reduced unless the annual benefit under the defined benefit plan(s) is not reduced to the extent necessary to meet the combined plan limits of section 415(e) of the Code.

                                   ARTICLE IV

                             PARTICIPANTS' ACCOUNTS

     4.1 Accounts. All contributions and earnings thereon may be invested in one commingled Fund for the benefit of all Participants. However, in order that the interest of each Participant may be accurately determined and computed, separate Accounts shall be maintained for each Participant and each Participant's Accounts shall be made up of subaccounts reflecting his investment elections pursuant to Section 11.5. These Accounts shall represent the Participant's individual interest in the Fund. All contributions shall be credited to Participants' Accounts as set forth in Article III.

     4.2 Valuation. The value of each Investment Medium in the Fund shall be computed by the Trustee or the Insurance Company as of the close of business on each Valuation Date on the basis of the fair market value of the assets of the Fund.

     4.3 Apportionment of Gain or Loss. The value of each Investment Medium in the Fund, as computed pursuant to Section 4.2, shall be compared with the value of such Investment Medium in the Fund as of the preceding Valuation Date. Any difference in the value, not including contributions or distributions made since the preceding Valuation Date, shall be the net increase or decrease of such Investment Medium in the Fund, and such amount shall be ratably apportioned by the Trustee or the Insurance Company on its books, among the Participants'

Accounts which are invested in such Investment Medium at the current Valuation Date.

     4.4 Accounting for Allocations.

          4.4.1 In General. The Committee shall establish or provide for the establishment of accounting procedures for the purpose of making the allocations, valuations and adjustments to Participants' Accounts provided for in this Article. From time to time such procedures may be modified for the purpose of achieving equitable and non-discriminatory allocations among the Accounts of Participants in accordance with the general concepts of the Plan and the provisions of this Article.

          4.4.2 Accounting and Other Procedures Regarding Company Stock.

               (a) Company Stock required for purposes of the Plan shall either be transferred or sold to the Trustee by the Company, or if not so transferred or sold shall be acquired by the Trustee on the market.

               (b) As of each Valuation Date, all amounts to be invested in Company Stock shall be allocated to Participants' Accounts as additional shares in accordance with this Section 4.4.2(b). First, the Committee shall determine the number of shares to be allocated under the Plan as of such Valuation Date. Second, the number of shares to be allocated to each Participant's Account shall be equal to the total number of shares to be allocated under the Plan as of such Valuation Date multiplied by the ratio of the sum of the items listed below for each Participant entitled to share in such allocation that are to be invested in Company Stock to the sum of such items for all such Participants. The items referenced in the preceding sentence are (i) all Salary Reduction Contributions,
(ii) all Matching Contributions, (iii) all Rollover Contributions, (iv) all repayments of loans pursuant to Article IX of the Plan, (v) funds that were to be invested in Company Stock as of the preceding Valuation Date but were not and
(vi) income earned with respect to such funds.

               (c) The cost basis for crediting shares to Participants' Accounts shall be the average cost to the Trustee of shares of Company Stock purchased since the last preceding Valuation Date.

               (d) Shares of Company Stock shall be converted to cash for purposes of distributions, withdrawals, loans and elections to reallocate the investment of amounts held in an Investment Medium that holds Company Stock based on the closing market price of Company Stock as reported on the NASDAQ National Market System (or such other exchange where such Company Stock may be listed) as of the last trading day coinciding with or prior to the last Valuation Date.

               (e) Shares of Company Stock shall be allocated to Participants' Accounts as results of elections to reallocate the investment of funds held in Participants' Accounts to the Investment Medium that holds Company Stock based on the average cost to the Trustee of shares of Company Stock purchased since the last Valuation Date.

                                   ARTICLE V

                                  DISTRIBUTION

     5.1 General. The interest of each Participant in the Fund shall be distributed in the manner, in the amount, and at the time provided in this Article, except as provided in Article VIII and except in the event of the termination of the Plan. The provisions of this Article shall be construed in accordance with section 401(a)(9) of the Code and regulations thereunder, including, effective for distributions that commence on or after January 1, 1989, the incidental death benefit requirements of section 401(a)(9)(G) of the Code.

     5.2 Separation from Service. A Participant who has a Separation from Service for reasons other than death or Total Disability shall have his nonforfeitable interest in his Account paid to him or applied for his benefit in accordance with the provisions of this Article.

     5.3 Death. If a Participant dies before his Benefit Commencement Date, or if the Participant dies after his Benefit Commencement Date and before his entire nonforfeitable interest in his Account has been paid to him, his remaining nonforfeitable interest in his Account shall be paid to, or applied for the benefit of, his beneficiary in accordance with the provisions of this Article.

     5.4 Total Disability.

          5.4.1 If a Participant who is an Employee suffers a Total Disability and has a Separation from Service due to his Total Disability, his Account shall be paid to him or applied for his benefit in accordance with the provisions of this Article following the determination of his Total Disability and his Separation from Service.

          5.4.2 Total Disability shall be determined by the Committee, which may consult with a medical examiner selected by it. The medical examiner shall have the right to make such physical examinations and other investigations as may be reasonably required to determine Total Disability.

     5.5 Valuation for Distribution. For the purposes of paying the amounts to be distributed to a Participant or his beneficiaries under the provisions of this Article, the value of the Fund and the amount of the Participant's nonforfeitable interest shall be determined in accordance with the provisions of
Article IV as of the Valuation Date coincident with or immediately preceding the date of any payment under this Article. Such amount shall be adjusted to take into account any additional contributions which have been or are to be allocated to the Participant's Account since that Valuation Date, and any distributions or withdrawals made since that date. Notwithstanding the above, the Participant's Account shall be reduced by the amount necessary to repay any outstanding loan from the Plan and interest thereon to the date the Committee declares such loan satisfied, unless such loan is repaid as provided in Section 9.4.5.

     5.6 Timing of Distribution. Any Participant who has a Separation from Service for any reason other than death shall be entitled to receive his nonforfeitable interest in his Account, pursuant to the following rules:

          5.6.1 Except as provided in Section 5.6.2, if the Participant's nonforfeitable interest in his Account is $3,500 or less, or the Participant has reached Normal Retirement Age, the Participant's Benefit Commencement Date shall be the earliest practicable date following the Valuation Date coincident with or next following his Separation from Service.

          5.6.2 If the participant has not reached Normal Retirement Age and his nonforfeitable interest exceeds, or has ever exceeded at the time of any prior distribution, $3,500, his Benefit Commencement Date shall be the earliest practicable date following the Valuation Date coincident with or next following his Separation from Service, except that, if the Participant does not consent to such distribution, distribution of his benefits shall commence on any later date elected by the Participant, that is not later than his Normal Retirement Date, at which time his nonforfeitable interest shall be automatically paid to him. A Participant's election to receive payment prior to his Normal Retirement Date may be made no earlier than 90 days prior to the Benefit Commencement Date elected by the Participant. The Committee shall supply to each Participant who is subject to this Section 5.6.2, written information relating to (1) his right to defer distribution; (2) the material features of the modes of payment available to him; and (3) the relative values of such modes of payment. Such notice shall be furnished not less than 30 days nor more than 90 days prior to the date of any distribution that occurs prior to the earlier of his death or his Normal Retirement Date.

          5.6.3 Notwithstanding the foregoing, the Participant's Benefit Commencement Date shall be no later than the 60th day following the close of the Plan Year in which the Participant reaches his Normal Retirement Age or has a Separation from Service, whichever occurs last. In no event, however, shall a Participant's Benefit Commencement Date be later than his Required Beginning Date. In the event the Participant defaults on an outstanding loan such that the unpaid balance becomes due and payable pursuant to Article IX and the Participant fails to repay the loan in accordance with Section 9.4.5, that portion of the Participant's Account pledged as security for the loan shall be applied to repay the loan and shall be deemed distributed to the Participant within 60 days of the default; in which case, the Participant may defer commencement of the balance of his Account as described above.

          5.6.4 This Section shall apply to all Participants, including Participants who had a Separation from Service or ceased to be Covered Employees prior to January 1, 1989.

     5.7 Mode of Distribution of Retirement or Disability Benefits.

          5.7.1 Except as provided to the contrary in this Article, a Participant may elect in writing to have his nonforfeitable interest in his Account paid to him or applied for his benefit in accordance with any of the following modes of payment:

               (a) in the case of a Participant whose nonforfeitable interest in his Account exceeds $3,500, approximately equal annual installments over a period not to exceed the lesser of:

                    (1) the life expectancy of the Participant or the joint and survivor life expectancy of the Participant and his beneficiary (with such life expectancy to be determined in accordance with applicable regulations under the
Code); or

                    (2) unless the sole beneficiary is the Participant's spouse, the maximum number of years determined under Schedule A;

               (b) a single sum payment;

               (c) in the case of a Participant whose nonforfeitable interest in his Account exceeds $3,500, a single life annuity with equal monthly installments payable to the retired Participant for his lifetime, which annuity shall be the Actuarial Equivalent of the Participant's Account; or

               (d) in the case of a Participant whose nonforfeitable interest in his Account exceeds $3,500, a joint and survivor annuity with the Participant's spouse, payable in monthly installments to the Participant for his lifetime and with fifty percent (50%) of the amount of such monthly installment payable after the death of the Participant to the surviving spouse of such Participant, if then living, for the life of such surviving spouse, which annuity shall be the Actuarial Equivalent of the Participant's Account.

          5.7.2 If a Participant fails to make a valid election under this
Section in accordance with the rules described in Section 5.8, the value of his Account shall be distributed to him as a single sum payment.

          5.7.3 Modes of payment in the form of a life annuity shall be provided through the purchase of annuity contracts from an insurance company.

     5.8 Rules for Election of Optional Mode of Retirement or Disability Benefit. A Participant may elect an optional mode of payment under Section 5.7 by filing a written notice with the Committee in the form and manner prescribed by the Committee and in no other. The following rules shall be applied in a uniform and non-discriminatory manner with respect to the election of optional modes of payments.

          5.8.1 A Participant may elect an optional mode of payment at any time during the period that begins 90 days prior to his Benefit Commencement Date and ends on his Benefit

Commencement Date. If a Participant elects a life annuity form of benefit under
Section 5.7.1(c) or (d), and if the Participant's Benefit Commencement Date is less than 90 days after the date on which the Participant notifies the Committee of his intent to begin receiving benefits, the election period shall end 90 days after the date such notice is given, and benefit payments shall begin on the first day of the month coincident with or next following the end of such election period, with benefit payments made retroactively to the Participant's Benefit Commencement Date.

          5.8.2 A Participant who does not establish to the satisfaction of the Committee that he has no spouse on his Benefit Commencement Date may elect to receive the optional mode described in Section 5.7.1(c) only if:

               (a) (1) his spouse (or the spouse's legal guardian if the spouse is legally incompetent) executes a written instrument whereby such spouse:

                         (i) consents not to receive the joint and survivor
annuity described in Section 5.7.1(d);

                         (ii) consents to the specific optional mode elected by
the Participant or to the Participant's right to choose any optional mode without any further consent by the spouse; and

                         (iii) if applicable, consents either (a) to the
specific beneficiary or beneficiaries designated by the Participant pursuant to his election of an optional mode or (b) to the Participant's right to designate any beneficiary or beneficiaries without further consent by the spouse; and

                    (2) such instrument acknowledges the effect of the election to which the spouse's consent is being given and is witnessed by a Plan representative or a notary public; or

               (b) the Participant:

                    (1) establishes to the satisfaction of the Committee that his spouse cannot be located; or

                    (2) furnishes a court order to the Committee establishing that the Participant is legally separated or has been abandoned (within the meaning of local law), unless a qualified domestic relations order pertaining to such Participant provides that the spouse's consent must be obtained; or

               (c) the spouse has previously given consent in accordance with this Section and consented to the Participant's right to choose any optional mode and to designate any beneficiary without further consent by the spouse. The consent of a spouse in accordance with this Section 5.8.2 shall not be effective with respect to other spouses of the Participant prior to the Participant's Benefit Commencement Date, and an election to which Section 5.8.2(b) applies shall become void if the circumstances causing the consent of the spouse not to be required no longer exist prior to the Participant's Benefit

Commencement Date. A Participant who has made an election in accordance with this Section 5.8.2 shall not be eligible to receive a loan under Article IX or make a withdrawal under Article VIII.

          5.8.3 A Participant may revoke an election under Section 5.8.2 . Such revocation may be made at any time during the election period in which such election can be made. Such revocation shall not void any prospectively effective consent given by his spouse in connection with the revoked election.

          5.8.4 If a Participant's spouse dies before the Participant's Benefit Commencement Date, but after an election of a joint and survivor annuity has been made hereunder, the election shall be automatically revoked. Any annuity contracts purchased by the Committee to provide a joint and survivor annuity shall so provide.

     5.9 Death Benefits.

          5.9.1 (a) A beneficiary entitled to benefits under Section 5.3 upon the death of a Participant prior to his Benefit Commencement Date shall receive a single sum payment equal to the Participant's nonforfeitable interest in his Account.

               (b) If a Participant dies after his Benefit Commencement Date while in receipt of installment payments described in Section 5.7.1(a), and before his entire nonforfeitable interest in his Account has been paid to him, his beneficiary may elect in writing to have the remaining nonforfeitable interest in the Participant's Account paid in accordance with either of the following modes of payment:

                    (1) a single sum payment; or

                    (2) approximately equal annual installments over the remainder of the period over which the Participant had elected to receive installment payments (with such remainder to be determined in accordance with applicable regulations under the Code); provided, however, that this form of payment shall not be available to a beneficiary that is not an individual. A beneficiary may elect the mode of payment under this Section at any time prior to his Benefit Commencement Date. Such election shall be on a form prescribed by the Committee. In the event that a beneficiary fails to make a valid election under this Section, the value of the Participant's Account will be distributed as a single sum payment.

          5.9.2 Payment of death benefits payable under Section 5.3 shall commence as soon as practicable following the death of the Participant.

          5.9.3 Notwithstanding the foregoing, in the event that the Participant's death constitutes a default on an outstanding loan such that the unpaid balance becomes due and payable pursuant to Article IX and the beneficiary fails to repay the loan in accordance with Section 9.4.5, that portion of the Participant's Account pledged as security for the loan shall be applied to repay the loan and shall be deemed distributed to the beneficiary within 60 days of the default; in which case, the beneficiary may elect to receive the balance of the Participant's Account in accordance with this Section.

     5.10 Explanations to Participants.

          5.10.1 The Committee shall provide to each Participant no less than 30 days and no more than 90 days before his Benefit Commencement Date a written explanation of:

               (a) the terms and conditions of each optional mode of payment, including information explaining the relative values of each mode of benefit, in accordance with applicable governmental regulations under section 401(a)(11) of the Code;

               (b) the Participant's right to elect an optional mode of payment and the effect of such an election;

               (c) the rights of the Participant's spouse with respect to the Participant's election of certain optional modes of payment; and

               (d) the Participant's right to revoke an election to receive an optional mode of payment and the effect of such revocation.

          5.10.2 The Committee shall also provide to each Participant who elects an optional life annuity form described in Section 5.7.1(c) or (d) at the time he makes such election, a written explanation of:

               (a) the terms and conditions of the qualified preretirement survivor annuity described in Section 5.8.3;

               (b) the Participant's and the spouse's rights to waive such annuity and the effect of such waiver; and

               (c) the rights of the Participant's spouse with respect to the Participant's waiver of such annuity; and

               (d) the Participant's right to revoke a waiver of such annuity and the effect of such revocation. 5.11 Beneficiary Designation.

          5.11.1 Except as provided in Section 5.11.1 and Section 5.8, a Participant may designate the beneficiary or beneficiaries who shall receive, on or after his death, his interest in the Fund, provided that the designation of a beneficiary under a joint and survivor annuity shall be fixed and may not be changed on or after the date on which benefit payments commence. Such designation shall be made by executing and filing with the Committee a written instrument in such form as may be prescribed by the Committee for that purpose. Except as provided in Section 5.11.1 and Section 5.8, the Participant may also revoke or change, at any time and from time to time, any beneficiary designations previously made. Such revocations and/or changes shall be made by executing and filing with the Committee a written instrument in such form as may be prescribed by the Committee for that purpose. If a Participant names a trust as beneficiary, a change in the identity of the trustees or in the instrument governing such trust shall not be deemed a change in beneficiary.

          5.11.2 No designation, revocation, or change of beneficiaries shall be valid and effective unless and until filed with the Committee.

          5.11.3 A Participant who does not establish to the satisfaction of the Committee that he has no spouse may not designate someone other than his spouse to be his beneficiary under Section 5.3 unless:

               (a) (1) such spouse (or the spouse's legal guardian if the spouse is legally incompetent) executes a written instrument whereby such spouse consents not to receive such benefit and consents either:

                         (i) to the specific beneficiary or beneficiaries
designated by the Participant; or

                         (ii) to the Participant's right to designate any
beneficiary without further consent by the spouse;

                    (2) such instrument acknowledges the effect of the election to which the Spouse's consent is being given; and

                    (3) such instrument is witnessed by a Plan representative or notary public;

               (b) the Participant:

                    (1) establishes to the satisfaction of the Committee that his spouse cannot be located; or

                    (2) furnishes a court order to the Committee establishing that the Participant is legally separated or has been abandoned (within the meaning of local law), unless a qualified domestic relations order pertaining to such Participant provides that the spouse's consent must be obtained; or

               (c) the spouse has previously given consent in accordance with this Section and consented to the Participant's right to designate any beneficiary without further consent by the spouse. The consent of a spouse in accordance with this Section 5.11.3 shall not be effective with respect to other spouses of the Participant prior to the Participant's Benefit Commencement Date, and an election to which Section 5.11.3(b) applies shall become void if the circumstances causing the consent of the spouse not to be required no longer exist prior to the Participant's Benefit Commencement Date.

          5.11.4 If a Participant has no beneficiary under Section 5.11.1 or
Section 5.11.2, if the Participant's beneficiary(ies) predecease the Participant, or if the beneficiary(ies) cannot be located by the Committee, the interest of the deceased Participant shall be paid to the Participant's estate.

     5.12 Recalculation of Life Expectancy. If a Participant's Account is payable over the life expectancy of the Participant and/or his spouse and/or another beneficiary, the determination of whether such life expectancy shall be recalculated, in accordance with regulations issued under section 401(a)(9) of the Code, shall be made as follows:

          5.12.1 If the Account is payable over the life expectancy of the Participant or the joint and survivor life expectancy of the Participant and his spouse, the Participant shall elect, on a form supplied by the Committee, whether or not such life expectancy shall be recalculated.

          5.12.2 If the Account is payable over the life expectancy of the Participant's spouse, such spouse shall elect, on a form supplied by the Committee, whether or not such life expectancy will be recalculated.

          5.12.3 If the Account is payable over the joint and survivor life expectancy of the Participant and a beneficiary other than the Participant's spouse, the Participant shall elect, on a form supplied by the Committee, whether or not the Participant's own life expectancy shall be recalculated. The life expectancy of the beneficiary shall not be recalculated after the Benefit Commencement Date.

          5.12.4 If the Account is payable over the life expectancy of a beneficiary other than the Participant's spouse, such life expectancy shall not be recalculated after the Benefit Commencement Date.

          5.12.5 If a Participant or a Participant's spouse fails to make an election under this Section, his life expectancy shall not be recalculated after his Benefit Commencement Date.

     5.13 Transfer of Account to Other Plan.

          5.13.1 Effective January 1, 1993, except to the extent otherwise provided by section 401(a)(31) of the Code and regulations thereunder, a Participant or beneficiary entitled to receive a distribution from the Plan, either pursuant to this Article or pursuant to Article VIII, may direct the Committee to have the Trustee or Insurance Company transfer the amount to be distributed directly to:

               (a) an individual retirement account described in section 408(a) of the Code,

               (b) an individual retirement annuity described in section 408(b) of the Code (other than an endowment contract),

               (c) a qualified retirement plan described in section 401(a) of the Code, the terms of which permit the acceptance of rollover contributions, or

               (d) an annuity plan described in section 403(a) of the Code.

          5.13.2 The Participant must specify the name of the plan to which the Participant wishes to have the amount transferred, on a form and in a manner prescribed by the committee.

          5.13.3 Section 5.13.1 shall not apply to the following distributions:

               (a) any distribution of Prior Plan Contributions,

               (b) any distribution which is made pursuant to the Participant's election of installments over either (1) a period of 10 years or more, or (2) a period equal to the life or life expectancy of the Participant or the joint lives or life expectancy of the Participant and his beneficiary,

               (c) that portion of any distribution after the Participant's Required Beginning Date that is required to be distributed to the Participant by the minimum distribution rules of section 401(a)(9) of the Code, or

               (d) such other distributions as may be exempted by applicable statute or regulation from the requirements of section 401(a)(31) of the Code.

                                   ARTICLE VI

                                    VESTING

     6.1 Nonforfeitable Amounts.

          6.1.1 A Participant shall have a 100% nonforfeitable interest at all times in his Pension, Salary Reduction and Rollover Accounts.

          6.1.2 (a) A Participant shall have a nonforfeitable interest in his Matching Contribution and Vision Accounts determined in accordance with the following schedule:

            Years of Service                      Nonforfeitable Interest

             less than 1 year                            0 percent
             1 year                                     20 percent
             2 years                                    40 percent
             3 years                                    60 percent
             4 years                                    80 percent
             5 years or more                           100 percent

               (b) Notwithstanding the foregoing, a Participant shall have a 100% nonforfeitable interest in his Matching Contribution and Vision Accounts upon his attainment of his Normal Retirement Date, his death, or his suffering a Total Disability while an Employee.

     6.2 Years of Service for Vesting.

          6.2.1 For the purposes of this Article, an Employee shall be credited with Years of Service equal to the number of whole years in all of the Employee's Periods of Service. To determine the number of whole years in all of an Employee's Periods of Service, non-contiguous periods shall be aggregated.

          6.2.2 Years of Service shall be calculated on the basis that 30 days equals a completed month or one-twelfth (1/12) of a year and twelve completed months equal one year.

          6.2.3 If a former Employee is reemployed by a Participating Company or an Affiliated Company before he incurs a One-Year Period of Severance and if such Employee's Period of Severance commenced with a quit, discharge or retirement, the Employee shall be credited with Years of Service for the Period of Severance.

          6.2.4 If an Employee severs from service by reason of a quit, discharge, or retirement during an absence from service for 12 months or less for any reason other than a quit, discharge or retirement, and if he then performs an Hour of Service within 12 months of the date on which he was first absent from service, he shall be credited with Years of Service for his Period of Severance.

          6.2.5 Notwithstanding any provision of the Plan to the contrary, an Employee shall not be credited with Years of Service for the same period twice.

     6.3 Breaks in Service and Loss of Service. An Employee's Years of Service shall be cancelled if he incurs a One-Year Period of Severance before his Normal Retirement Date and at a time when he has no Accounts under the Plan.

     6.4 Restoration of Service. The Years of Service of an Employee whose Years of Service have been cancelled pursuant to Section 6.3 shall be restored to his credit if he thereafter completes an Hour of Service at a time when the number of his consecutive One-Year Periods of Severance is less than the greater of (a) the number of Years of Service to his credit when the first such One-Year Period of Severance occurred, or (b) five.

     6.5 Forfeitures and Restoration of Forfeited Amounts upon Reemployment.

          6.5.1 If a Participant who has had a Separation from Service does not thereafter complete an Hour of Service before the end of the Plan Year in which occurs the earlier of:

               (a) the date on which he receives or is deemed to receive a distribution of his entire nonforfeitable interest in his Account, which is less than 100%; or

               (b) the date on which he incurs his fifth consecutive One-Year Period of Severance, his Vision Account and Matching Contribution Account shall be closed, and the forfeitable amount held therein shall be forfeited. For purposes 6.5.1, a Participant who has a Separation from Service at a time when his nonforfeitable interest in the Plan is zero shall be deemed to have received a distribution described in Section 6.5.1(a) on the date of such Separation from Service.

          6.5.2 Amounts forfeited from a Participant's Matching Contribution Account and Vision Account under Section 6.5.1 shall be used to reduce future Matching Contributions.

          6.5.3 If a Participant who has received (or is deemed to have received) a distribution described in Section 6.5.1(a), whereby any part of his Account has been forfeited, again becomes a Covered Employee prior to incurring five consecutive One-Year Periods of Severance, the amount so forfeited shall be restored to his new Vision Account and Matching Contribution Account, if, and only if, he repays the full amount of such distribution (if any) prior to the earlier of (1) the fifth anniversary of the date on which he subsequently becomes a Covered Employee or (2) the first date the Participant incurs five consecutive One-Year Periods of Severance following the date of the distribution; provided, however, that a Participant described in the preceding sentence who is deemed to receive a distribution of his entire nonforfeitable interest shall be deemed to repay such distribution on the date he again becomes a Covered Employee. Amounts restored under this Section shall be charged against the following amounts in the following order of priority: (A) forfeitures for the Plan Year, (B) income or gains to the Plan, and (C) Company contributions for the Plan

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Year. If the foregoing amounts are insufficient, the Participating Company by whom such Participant is reemployed shall make any additional contribution necessary to accomplish the restoration.

          6.5.4 If a Participant has received a distribution under the Plan, other than a distribution of his entire nonforfeitable interest in his Account upon his Separation from Service, at a time when he has less than a 100% nonforfeitable interest in his entire Account and prior to the date on which he incurs his fifth consecutive One-Year Period of Severance, his nonforfeitable interest in his Account at all times prior to the date on which he incurs his fifth consecutive One-Year Period of Severance, shall be the difference between:

               (a) the amount his nonforfeitable interest would have been if he had not received the distribution; and

               (b) the amount to which the distribution would have increased or decreased if it had remained in the Fund. Immediately after the Participant has five consecutive One-Year Periods of Severance, his nonforfeitable interest determined under this Section, if in excess of zero, shall be established as a separate account, and he shall at all times have a nonforfeitable interest therein. If the Participant is later reemployed as a Covered Employee, any allocations to him shall be credited to a new account, and his nonforfeitable interest therein shall be determined under Section 6.1.

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          6.5.5 If a Participant has had five consecutive One-Year Periods of
Severance and again becomes a Covered Employee, the amount forfeited under
Section 6.5.1 shall not be restored to his new Account under any circumstances.

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                                  ARTICLE VII

                             ROLLOVER CONTRIBUTIONS

     7.1 Rollover Contributions.

          7.1.1 Subject to the restrictions set forth in Section 7.1.2, a Covered Employee may transfer or have transferred directly to the Fund, from any qualified retirement plan of a former employer, all or a portion of his interest in the distributing plan. In addition, a Covered Employee who has established an individual retirement account to hold distributions received from qualified retirement plans of former employers may transfer all of the assets of such individual retirement account to the Fund. Such individual retirement account shall not contain nondeductible contributions made by the Employee while he was a participant in such plans.

          7.1.2 The Trustee or Insurance Company shall not accept a distribution from any other qualified retirement plan or from an individual retirement account unless the following conditions are met:

               (a) (1) the distribution being transferred must come directly from the fiduciary of the plan of the former employer, or

                    (2) it must come from the Employee within 60 days after the Employee receives a distribution from such other qualified retirement plan or individual retirement

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


account and must comply with the provisions of section 402(a)(5), 403(a)(4), or 408(d)(3) of the Code, whichever applies;

               (b) distributions from a plan for a self-employed person shall not be transferred to this Plan, unless the transfer is directly to the Fund from the funding agent of the distributing plan;

               (c) the interest being transferred shall not include assets from any plan to the extent that the Committee determines that the transfer of such interest (i) would impose upon this Plan requirements as to form of distribution that would not otherwise apply hereunder, or (ii) would otherwise result in the elimination of Code section 411(d)(6) protected benefits, or (iii) would cause the Plan to be a direct or indirect transferee of a plan to which the joint and survivor annuity requirements of sections 401(a)(11) and 417 of the Code apply; and

               (d) the interest being transferred shall not contain nondeductible contributions made to the distributing plan by the Employee unless the transfer to the Fund is directly from the funding agent of the distributing plan.

     7.2 Vesting and Distribution of Rollover Account.

          7.2.1 The distributions transferred by or for a Covered Employee from another qualified retirement plan or from an individual retirement account shall be credited to the Employee's Rollover Account. An Employee shall be fully vested at all times in his Rollover Account.

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          7.2.2 An Employee's Rollover Account shall be distributed as otherwise provided under the Plan.

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                                  ARTICLE VIII

                                  WITHDRAWALS

     8.1 Withdrawals Not Subject to Section 401(k) Restrictions. A Participant may withdraw, in accordance with rules prescribed by the Committee and uniformly applied, up to the total value of the amount in his Prior Plan Account.

     8.2 Withdrawals Subject to Section 401(k) Restrictions.

          8.2.1 In addition to the withdrawals permitted under Section 8.1, a Participant who is an active Employee may withdraw, under the rules set forth in Sections 8.2.2 through 8.2.5 and such other rules as may be prescribed by the Committee and uniformly applied, the following amounts:

               (a) his Salary Reduction Account as of December 31, 1988; plus

               (b) the sum of his Salary Reduction Contributions made after December 31, 1988; plus

               (c) the nonforfeitable portion of his Matching Contribution Account; plus

               (d) the nonforfeitable portion of his Vision Account; plus

               (e) his Rollover Account.

          8.2.2 A withdrawal under Section 8.2.1 shall be permitted only if the Committee finds that:

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


               (a) it is made on account of the Participant's immediate and heavy financial need (as defined in Section 8.2.3); and

               (b) it is necessary (as defined in Section 8.2.4) to satisfy such immediate and heavy financial need.

          8.2.3 A withdrawal under Section 8.2.1 will be deemed to be on account of an immediate and heavy financial need if the Participant requests such withdrawal on account of:

               (a) expenses for medical care described in section 213(d) of the Code and previously incurred by the Participant, his spouse, or any of the Participant's dependents (as defined in section 152 of the Code) or necessary for such individuals to obtain such medical care;

               (b) costs directly related to the purchase (excluding mortgage payments) of a principal residence of the Participant;

               (c) the payment of tuition and related educational fees for the next 12 months of post-secondary education for the Participant, his spouse, children, or dependents (as defined in section 152 of the Code);

               (d) the need to prevent the eviction of the Participant from his principal residence or foreclosure on the mortgage of his principal residence; or

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


               (e) such other circumstances or events as may be prescribed by the Secretary of the Treasury or his delegate.

          8.2.4 A withdrawal under Section 8.2.2(a) shall be deemed to be necessary if:

               (a) the amount of the withdrawal does not exceed the amount of the Participant's immediate and heavy financial need, including any amounts necessary to pay any federal, state or local income taxes or penalties reasonably anticipated to result from the withdrawal;

               (b) the Participant has obtained all currently permissible distributions (other than hardship distributions) and non-taxable loans, if any, under this and all other plans maintained by the Participating Company and all Affiliated Companies; and

               (c) the Participant agrees in writing to be bound by the rules of
Section 8.2.5.

          8.2.5 If a Participant withdraws any amount from his Salary Reduction Account pursuant to Section 8.2.1, or withdraws any elective deferrals under any other qualified retirement plan maintained by the Participating Company or any Affiliated Company, which other plan conditions such withdrawal upon the Participant's being subject to rules similar to those stated in this Section
8.2.5 and Section 8.2.4, such Participant:

               (a) may not make Salary Reduction Contributions under this Plan or employee contributions (other

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than mandatory contributions under a defined benefit plan) or elective deferrals under any other qualified or non-qualified plan of deferred compensation (which does not include any health or welfare plan, including a health or welfare plan that is part of a cafeteria plan described in section 125 of the Code) maintained by the Participating Company or an Affiliated Company for a period of 12 months commencing on the date of his receipt of the withdrawal; and

               (b) in the calendar year next following the calendar year of such withdrawal, may not make Salary Reduction Contributions or elective deferrals under any other qualified retirement plan maintained by the Participating Company or an Affiliated Company in excess of:

                    (1) the dollar amount described in Section 3.1.2 for such year, minus

                    (2) the total Salary Reduction Contributions under this Plan and elective deferrals under any other qualified plan made by the Participant during the calendar year of the withdrawal.

          8.2.6 If a Participant withdraws any elective deferrals under any other qualified retirement plan maintained by the Participating Company or any Affiliated Company, which other plan conditions such withdrawal upon the Participant's being subject to rules similar to those stated in this Section 8.2.6, such Participant:

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


               (a) may not make Salary Reduction Contributions under this Plan or employee contributions (other than mandatory contributions under a defined benefit plan) or elective deferrals under any other qualified or non-qualified plan of deferred compensation (which does not include any health or welfare plan, including a health or welfare plan that is part of a cafeteria plan described in section 125 of the Code) maintained by the Participating Company or an Affiliated Company for a period of 12 months commencing on the date of his receipt of the withdrawal; and

               (b) in the calendar year next following the calendar year of such withdrawal, may not make Salary Reduction Contributions or elective deferrals under any other qualified retirement plan (other than a plan described under section 125 of the Code) maintained by the Participating Company or an Affiliated Company in excess of:

                    (1) the dollar amount described in Section 3.1.2 for such year, minus

                    (2) the total Salary Reduction Contributions under this Plan and elective deferrals under any other qualified plan made by the Participant during the calendar year of the withdrawal.

     8.3 Withdrawals On and After Attainment of Age 59-1/2. Upon his attainment of Age 59-1/2, a Participant may withdraw, in accordance with rules prescribed by the committee and uniformly applied, up to the vested portion in his Account (other than his

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


Pension Account), less amounts previously withdrawn therefrom, by submitting his written request to the Committee.

     8.4 Amount and Payment of Withdrawals. The amount of any withdrawal will be determined on the basis of the value of the Participant's Account valued as of the Valuation Date coincident with or immediately preceding the date of the withdrawal. Any withdrawal requested under this Section shall be paid as soon as practicable following the Committee's determination that the requested withdrawal complies with the terms and conditions set forth in this Section.

     8.5 Withdrawals Not Subject to Replacement. A Participant may not replace any portion of his Accounts withdrawn under this Plan.

     8.6 Pledged Amounts. No amount that has been pledged as security for a loan under Article IX may be withdrawn under this Article.

     8.7 Investment Medium to be Charged with Withdrawal. Any withdrawal by a Participant under this Article shall be charged against the Investment Media in which such Participant's Accounts are invested in such priority as shall be established by the Committee.

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                                   ARTICLE IX

                             LOANS TO PARTICIPANTS

     9.1 Loan Application. Each Participant who is an Employee of a Participating Company and any other Participant or beneficiary who is a party in interest as defined in ERISA and who has withdrawn all amounts from his Prior Plan Account may apply for a loan from the Plan. All applications shall be made to the Committee on forms which it prescribes, and the Committee shall rule upon such applications in a uniform and nondiscriminatory manner in accordance with the rules and guidelines established in this Article.

     9.2 Loan Approval.

          9.2.1 Except with respect to applications submitted after June 30, 1993 and before April 1, 1994, no application for a loan shall be approved for any Participant unless at least six months have elapsed since the date he has repaid in full any prior loan from the Plan.

          9.2.2 The Committee shall have the right to reject a loan application if the Participant has the present intention to take a personal leave of absence during the period of loan repayment or on the basis of a Participant's credit worthiness or such other factors as would be considered in a normal commercial setting by an entity in the business of making loans and as the Committee determines necessary to safeguard the Fund.

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     9.3 Amount of Loan.

          9.3.1 In no event shall a Participant be permitted to have more than one loan outstanding at any time from this Plan. The minimum amount of any loan shall be $500. The amount of any loan must be an even multiple of $100.

          9.3.2 The amount of any loan, when added to the amount of a Participant's outstanding loans under all other plans qualified under section 401(a) of the Code which are sponsored by the Participating Company or any Affiliated Company shall not exceed the lesser of:

               (a) $50,000, reduced by the excess (if any) of:

                    (1) the Participant's highest outstanding balance of loans during the one-year period ending on the day before the date on which such loan is made to the Participant, over

                    (2) the outstanding balance of loans made to the Participant on the date such loan is made to the Participant; or

               (b) fifty percent (50%) of the value of the Participant's nonforfeitable Account, determined as of the Valuation Date immediately preceding the date on which the loan application is received by the Committee.

     9.4 Terms of Loan.

          9.4.1 The interest rate on loans shall be: (a) determined by the Committee, (b) at least commensurate with

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


rates charged for similar loans by entities in the business of making loans, and
(c) adjusted from time to time as circumstances warrant. Security for each loan granted pursuant to this Article shall be, to the extent necessary, the currently unpledged portion of, first, the Participant's Prior Plan Account, next, the Participant's Rollover Account, next, the vested portion of the Participant's Matching Contribution Account and Vision Account, and finally the Participant's Salary Reduction Account. In no event shall more than fifty percent (50%) of the Participant's vested Account as of the date the loan is made be used as security for the loan. In its sole discretion, the Committee may require such additional security as it deems necessary.

          9.4.2 Each loan shall be evidenced by the Participant's execution of a personal demand note on such form as shall be supplied by the Committee. Each such note shall specify that, to the extent repayment is not demanded sooner, repayment shall be included in installments over a period of not less than 6 nor more than 60 months from the date on which the loan is distributed. All loans from the Plan shall be non-renewable. Each note shall also specify the interest rate as determined by the Committee at the time the loan is approved.

          9.4.3 All loans shall be repaid in approximately equal installments (not less frequently than quarterly) through payroll deductions or in such other manner as the Committee may determine. A Participant may repay the

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


outstanding balance of any loan in one lump sum at any time by notifying the Committee of his intent to do so and by forwarding to the Committee payment in full of the then outstanding balance, plus interest accrued to the date of payment. The amount of principal and interest repaid by a Participant shall be credited to a Participant's Account as each repayment is made.

          9.4.4 Notwithstanding the above, in the event a Participant who has an outstanding loan (a) takes a personal leave of absence approved by the Company (including a leave of absence for military service) for a period of not more than one year or (b) any periodic loan repayment is not made in full due to a temporary reduction in the Participant's Compensation that is not expected to continue for a period of more than one year, the Committee shall waive payment on the loan during the leave of absence or the period during which the Participant's Compensation is reduced. In such case, (1) if the loan is for a period of less than 60 months, the period of repayments shall be extended for the period necessary to permit repayment, or (2) otherwise, the loan shall be reamortized over its remaining term; provided, however, that the period of repayment for any loan shall not exceed a total of 60 months.

          9.4.5 If, and only if:

               (a) the Participant dies;

               (b) except as otherwise provided in Section 9.4.6, the Participant (other than a Participant who continues to be a party in interest) has a Separation from Service;

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


               (c) the Compensation of a Participant who is an Employee is discontinued or decreased below the amount necessary to amortize the loan and such status continues for more than one year;

               (d) the loan is not repaid by the time the note matures including any extensions pursuant to Section 9.4.4;

               (e) the Participant attempts to revoke any payroll deduction authorization for repayment of the loan without the consent of the Committee;

               (f) the Participant fails to pay any installment of the loan when due and the Committee elects to treat such failure as default; or

               (g) any other event occurs which the Committee, in its sole discretion, believes may jeopardize the repayment of the loan; before a loan is repaid in full, the unpaid balance thereof, with interest due thereon, shall become immediately due and payable. The Participant (or his beneficiary, in the event of the Participant's death) may satisfy the loan by paying the outstanding balance of the loan within such time as may be specified in the note. If the loan and interest are not repaid within the time specified, the Committee shall satisfy the indebtedness from the amount of the Participant's vested interest in his Account as provided in Section 9.5 before making any

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


payments otherwise due hereunder to the Participant or his beneficiary.

          9.4.6 For purposes of Section 9.4.5, if:

               (a) a Participant's employment with the Company and all Participating Companies terminates as a result of the sale of the Sound Division to Muzak, and such Participant is hired by Muzak immediately following such sale;

               (b) such Participant has an outstanding loan balance due to the Plan as of such termination of employment; and

               (c) such Participant and Muzak mutually agree with each other and the Plan to have the remaining installments of the loan withheld from such Participant's paycheck and remit such amounts to the Plan until the loan is repaid in full; such Participant shall not be treated as having a Separation from Service upon his termination of employment with the Company and all Participating Companies. Upon Participant's termination of employment from Muzak for any reason, or upon the occurrence of any other event described in Section 9.4.5, or upon Muzak's failure to remit the loan repayments as described in
Section 9.4.6(c) for any reason, the unpaid balance thereof, with interest due thereon, shall become immediately due and payable, and the rules of Section
9.4.5 regarding repayment of such loans shall apply.

     9.5 Enforcement. The Committee shall give written notice to the Participant (or his beneficiary in the event of the

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


Participant's death) of an event of default described in Section 9.4(d). If the loan and interest are not paid within the time period specified in the notice, the amount of the Participant's vested interest in his Account, to the extent such Account is security for the loan, shall be reduced by the amount of the unpaid balance of the loan, with interest due thereon, and the Participant's indebtedness shall thereupon be discharged to the extent of the reduction. In addition, if the value of the Participant's total vested interest in his Account pledged as security for the loan is insufficient to discharge fully the Participant's indebtedness, the Participant's Salary Reduction Account shall be used to reduce the Participant's indebtedness at such time as the Participant is entitled to a distribution under Article V or a withdrawal under Article VIII from his Salary Reduction Account, and any remaining amounts in his Matching Contribution Account and/or Vision Account shall be used to reduce the Participant's indebtedness at such time as the Participant has a Separation from Service. Such action shall not operate as a waiver of the rights of the Company, the Committee, the Insurance Company, the Trustee, or the Plan under applicable law. The Committee also shall be entitled to take any and all other actions necessary and appropriate to foreclose upon any property other than the Participant's Account pledged as security for the loan or to otherwise enforce collection of the outstanding balance of the loan.

     9.6 Additional Rules. The Committee may establish additional rules relating to Participant loans under the Plan, which rules shall be applied on a uniform and non-discriminatory basis.

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                                   ARTICLE X

                                 ADMINISTRATION

     10.1 Committee. If the Company designates one or more individuals as the Committee, the powers and duties of the Committee under the Plan shall be exercised by the Committee; otherwise all such powers and duties shall be exercised by the Company. The Committee shall be the named fiduciary which shall control and manage the operation of the Plan and shall administer the Plan. The Committee members may, but need not, be Employees, and they shall serve at the pleasure of the Company. They shall be entitled to reimbursement of expenses, but those members of the Committee who are also Employees of a Participating Company shall receive no compensation for their service on the Committee. Any reimbursement of expenses of the Committee members shall be paid directly by the Company. The Committee shall be responsible for the general administration of the Plan under the policy guidance of the Company.

     10.2 Duties and Powers of Committee. In addition to the duties and powers described elsewhere hereunder, the Committee shall have the following specific duties and powers:

          10.2.1 to retain such consultants, accountants and attorneys as may be deemed necessary or desirable to render statements, reports, and advice with respect to the Plan and to assist the Committee in complying with all applicable rules and

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


regulations affecting the Plan; any consultants, accountants and attorneys may be the same as those retained by the Company;

          10.2.2 to decide appeals under this Article;

          10.2.3 to enact uniform and nondiscriminatory rules and regulations to carry out the provisions of the Plan;

          10.2.4 to resolve questions or disputes relating to eligibility for benefits or the amount of benefits under the Plan;

          10.2.5 to construe and interpret and supply omissions with respect to the provisions of the Plan;

          10.2.6 to determine whether any domestic relations order received by the Plan is a qualified domestic relations order as provided in section 414(p) of the Code;

          10.2.7 to evaluate administrative procedures; and

          10.2.8 to delegate such duties and powers as the Committee shall determine from time to time to any person or persons. To the extent of any such delegation, the delegate shall have the duties, powers, authority and discretion of the Committee. Any decisions and determinations made by the Committee pursuant to its duties and powers described in the Plan shall be conclusive and binding upon all parties. The Committee shall have sole discretion in carrying out its responsibilities. The expenses incurred by the Committee in connection with the operation of the Plan, including, but not limited to, the

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


expenses incurred by reason of the engagement of professional assistants and consultants, shall be expenses of the Plan and shall be payable from the Fund at the direction of the Committee. The Participating Companies shall have the option, but not the obligation, to pay any such expenses, in whole or in part, and, by so doing, to relieve the Fund from the obligation of bearing such expenses. Payment of any such expenses by a Participating Company on one occasion shall not bind that Participating Company to pay any similar expenses on any subsequent occasion.

     10.3 Functioning of Committee. The Committee and those persons or entities to whom the Committee has delegated responsibilities shall keep accurate records and minutes of meetings, interpretations, and decisions. The Committee shall act by majority vote of the members, and such action shall be evidenced by a written document.

     10.4 Disputes.

          10.4.1 If the Committee denies, in whole or in part, a claim for benefits by a Participant or his beneficiary, the Committee shall furnish notice of the denial to the claimant, setting forth:

               (a) the specific reasons for the denial;

               (b) specific reference to the pertinent Plan provisions on which the denial is based;

               (c) a description of any additional information necessary for the claimant to perfect the claim and an explanation of why such information is necessary; and

               (d) appropriate information as to the steps to be taken if the claimant wishes to submit his claim for review. Such notice shall be forwarded to the claimant within 90 days of the Committee's receipt of the claim; provided, however, that in special circumstances the Committee may extend the response period for up to an additional 90 days, in which event it shall notify the claimant in writing of the extension, and shall specify the reason or reasons for the extension.

          10.4.2 Within 60 days of receipt of a notice of claim denial, a claimant or his duly authorized representative may petition the Committee in writing for a full and fair review of the denial. The claimant or his duly authorized representative shall have the opportunity to review pertinent documents and to submit issues and comments in writing to the Committee. The Committee shall review the denial and shall communicate its decision and the reasons therefor to the claimant in writing within 60 days of receipt of the petition; provided, however, that in special circumstances the Committee may extend the response period for up to an additional 60 days, in which event it shall notify the claimant in writing prior to the commencement of the extension. The appeals procedure set forth in this Section 10.4.2 shall be the exclusive means for contesting a decision denying benefits under the Plan.

     10.5 Indemnification. Each member of the Committee, and any other person who is an Employee or director of a Participating Company or an Affiliated Company shall be indemnified and held harmless by the Company against and with respect to all damages, losses, obligations, liabilities, liens, deficiencies, costs and expenses, including without limitation, reasonable attorney's fees and other costs incident to any suit, action, investigation, claim or proceedings to which he may be a party by reason of his performance of administrative functions and duties under the Plan, except in relation to matters as to which he shall be held liable for an act of gross negligence or willful misconduct in the performance of his duties. The foregoing right to indemnification shall be in addition to such other rights as the Committee member or other person may enjoy as a matter of law or by reason of insurance coverage of any kind. Rights granted hereunder shall be in addition to and not in lieu of any rights to indemnification to which the Committee member or other person may be entitled pursuant to the by-laws of the Participating Company.

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                                   ARTICLE XI

                                    THE FUND

     11.1 Designation of Trustee and/or Insurance Company. The Company, by appropriate resolution of its Board of Directors, if any, shall name and designate a Trustee and/or an Insurance Company and shall enter into a Trust Agreement and/or a Contract. The Company shall have the power, by appropriate resolution of its Board of Directors, to amend the Trust Agreement or Contract, remove the Trustee or Insurance Company, and designate a successor Trustee or Insurance Company, as provided in the Trust Agreement or the Contract. All of the assets of the Plan shall be held by the Trustee and/or the Insurance Company for use in accordance with the Plan.

     11.2 Exclusive Benefit. Prior to the satisfaction of all liabilities under the Plan in the event of termination of the Plan, no part of the corpus or income of the Fund shall be used for or diverted to purposes other than for the exclusive benefit of Participants and their beneficiaries except as expressly provided in this Plan and in the Trust Agreement.

     11.3 No Interest in Fund. No person shall have any interest in or right to any part of the assets or income of the Fund, except to the extent expressly provided in this Plan and in the Trust Agreement or the Contract.

     11.4 Trustee. The Trustee shall be the named fiduciary with respect to management and control of Plan assets

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


held by it and shall have exclusive and sole responsibility for the custody and investment thereof in accordance with the Trust Agreement.

     11.5 Investments.

          11.5.1 Except as provided in Section 11.5.5, the Trustee or Insurance Company shall invest Salary Reduction Contributions, Prior Plan Contributions, Rollover Contributions, Matching Contributions and Vision Contributions paid to it and income thereon in such Investment Media as each Participant may select in accordance with this Section, which may include Company Stock. Such investments acquired in the manner prescribed by the Plan shall be held by or for the Trustee or Insurance Company.

          11.5.2 Except as provided in Sections 11.5.5 and 11.5.6, a Participant shall select one or more of the Investment Media in which his Accounts shall be invested, and the percentage thereof that shall be invested in each Investment Medium selected. In the event a Participant fails to make an election pursuant to this Section, amounts allocated to his Account shall be invested in the most conservative of the Investment Media as determined by the Committee. Notwithstanding the foregoing, in the absence of a Participant's contrary written election of Investment Medium, amounts allocated to a Participant's Vision Account shall be held in the Fund in the form of Special Shares. A Participant may amend such selection by prior notice to the Committee, effective as of such dates determined by the Committee, by giving prior notice to the

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Committee. Such amendments will be subject to the other requirements .

          11.5.3 A Participant may transfer, effective as of such dates determined by the Committee, such portion of the value of his interest in any Investment Medium to another Investment Medium, as may be permitted by the Committee.

          11.5.4 The amounts contributed by all Participants to each Investment Medium shall be commingled for investment purposes.

          11.5.5 The Trustee and the Insurance Company may hold assets of the Fund and make distributions therefrom in the form of cash without liability for interest, if for administrative purposes it becomes necessary or practical to do so.

          11.5.6 The Committee may limit the right of a Participant (a) to increase or decrease his contribution to a particular Investment Medium, (b) to transfer amounts to or from a particular Investment Medium, or (c) to transfer amounts between particular Investment Media, if such limitation is required under the terms establishing an Investment Medium or to facilitate the merger of any other plan with and into this Plan, or the transfer or rollover of benefits into this Plan.

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                                  ARTICLE XII

                      AMENDMENT OR TERMINATION OF THE PLAN

     12.1 Power of Amendment and Termination.

          12.1.1 It is the intention of each Participating Company that this Plan will be permanent. However, each Participating Company reserves the right to terminate its participation in this Plan at any time by action of its board of directors or other governing body. Furthermore, the Company reserves the power to amend or terminate the Plan at any time by action of the Board of Directors.

          12.1.2 Each amendment to the Plan shall be binding on each Participating Company if such Participating Company:

               (a) consents to such amendment at any time; or

               (b) fails to object thereto within thirty days after receiving notice thereof.

          12.1.3 Any amendment or termination of the Plan shall become effective as of the date designated by the Board of Directors. Except as expressly provided elsewhere in the Plan, prior to the satisfaction of all liabilities with respect to the benefits provided under this Plan, no amendment or termination shall cause any part of the monies contributed hereunder to revert to the Participating Companies or to be diverted to any purpose other than for the exclusive benefit of Participants and their beneficiaries. Upon termination or partial termination of the Plan, or upon complete discontinuance of contributions, the rights of all affected persons to benefits accrued to the date of such termination shall be nonforfeitable. Upon termination of the plan without establishment or maintenance of another defined contribution plan (other than an employee stock ownership plan as defined in section 4975(e)(7) of the Code or a simplified employee pension plan as defined in Section 408(k) of the Code), Accounts shall be distributed in accordance with applicable law.

     12.2 Merger. The Plan shall not be merged with or consolidated with, nor shall its assets be transferred to, any other qualified retirement plan unless each Participant would receive a benefit after such merger, consolidation, or transfer (assuming the Plan then terminated) which is of actuarial value equal to or greater than the benefit he would have received from his Account if the Plan had been terminated on the day before such merger, consolidation, or transfer.

                                  ARTICLE XIII

                              TOP-HEAVY PROVISIONS

     13.1 General. The following provisions shall apply automatically to the Plan and shall supersede any contrary provisions for each Plan Year in which the Plan is a Top-Heavy Plan (as defined below). It is intended that this Article shall be construed in accordance with the provisions of section 416 of the Code.

     13.2 Definitions. The following definitions shall supplement those set forth in Article I of the Plan:

          13.2.1 "Aggregation Group" means this plan and each other qualified retirement plan (including a frozen plan or a plan which has been terminated during the 60-month period ending on the Determination Date) of a Participating Company or an Affiliated Company:

               (a) in which a Key Employee is a participant; or

               (b) which enables any plan in which a Key Employee participates to meet the requirements of sections 401(a)(4) or 410 of the Code; or

               (c) without the inclusion of which, the plans in the Aggregation Group would be Top-Heavy Plans, but, with the inclusion of which, the plans in the Aggregation Group are not Top-Heavy Plans and, taken together, meet the requirements of sections 401(a)(4) and 410 of the Code.

          13.2.2 "Determination Date" means, for any Plan Year, the last day of the preceding Plan Year.

          13.2.3 "Key Employee" means, with respect to any Plan Year:

               (a) any Employee or former Employee who at any time during the 60-month period ending on the Determination Date was:

                    (1) an officer of a Participating Company having Compensation for a Plan Year during such period greater than fifty percent (50%) of the amount in effect under section 415(b)(1)(A) of the Code for the calendar year in which such Plan Year ends; provided, that no more than 50 Employees (or, if less, the greater of three Employees or ten percent (10%) of the greatest number of Employees employed by all Participating Companies and all Affiliated Companies during such 60-month period, but excluding employees described in section 414(q)(8) of the Code) shall be treated as officers; or

                    (2) one of the 10 Employees having Compensation greater than the amount described in section 415(c)(1)(A) of the Code and owning (or are considered as owning, within the meaning of section 318 of the Code) the largest interests in any Participating Company or Affiliated Company, provided that such interest exceeds one-half of one percent (0.5%) of the total share ownership of the Participating Company or Affiliated Company, the total number of individuals described in this Section 13.3(a)(2) being limited to 10 for the entire 60-month period; or

                    (3) a five-percent (5%) owner of a Participating Company; or

                    (4) a one-percent (1%) owner of a Participating Company having Compensation in excess of $150,000; or

               (b) a beneficiary of an individual described in Section 13.3(a).

For purposes 13.3(4), Compensation shall include elective deferrals under sections 125, 402(a)(8), 402(h) and 403(b) of the Code. Determinations under this Section shall be made in accordance with section 416(i) of the Code.

          13.2.4 "Key Employee Ratio" means, for any Determination Date, the ratio of the amount described in Section 13.4(a) to the amount described in
Section 13.4(b), after deducting from each such amount any portion thereof described in Section 13.4(c), where:

               (a) the amount described in this Paragraph is the sum of:

                    (1) the present value of all accrued benefits of Key Employees under all qualified defined benefit plans included in the Aggregation Group;

                    (2) the balances in all of the accounts of Key Employees under all qualified defined contribution plans included in the Aggregation Group; and

                    (3) the amounts distributed from all plans in such Aggregation Group to or on behalf of any Key Employee during the period of five Plan Years ending on the Determination Date, except any benefit paid on account of death to the extent it exceeds the accrued benefits or account balances immediately prior to death;

               (b) the amount described in this Paragraph is the sum of:

                    (1) the present value of all accrued benefits of all participants under all qualified defined benefit plans included in the Aggregation Group;

                    (2) the balances in all of the accounts of all participants under all qualified defined contribution plans included in the Aggregation Group; and

                    (3) the amounts distributed from all plans in such Aggregation Group to or on behalf of any participant during the period of five Plan Years ending on the Determination Date; and

               (c) the amount described in this Paragraph is the sum of:

                    (1) all rollover contributions (or fund to fund transfers) to the Plan by an Employee after December 31, 1983 from a plan sponsored by an employer which is not a Participating Company or an Affiliated Company;

                    (2) any amount that is included in Sections 13.4(a) or 13.4(b) for a person who is a Non-Key

Employee as to the Plan Year of reference but who was a Key Employee as to any earlier Plan Year; and

                    (3) for Plan Years beginning after December 31, 1984, any amount that is included in Sections 13.4(a) or 13.4(b) for a person who has not performed any services for any Participating Company during the five-year period ending on the Determination Date. The present value of accrued benefits under any defined benefit plan shall be determined under the method used for accrual purposes for all plans maintained by all Participating Companies and Affiliated Companies if a single method is used by all such plans, or, otherwise, the slowest accrual method permitted under section 411(b)(1)(C) of the Code.

          13.2.5 "Non-Key Employee" means, for any Plan Year:

               (a) an Employee or former Employee who is not a Key Employee with respect to such Plan Year; or

               (b) a beneficiary of an individual described in Section 13.5(a).

          13.2.6 "Super Top-Heavy Plan" means, for any Plan Year, each plan in the Aggregation Group for such Plan Year if, as of the applicable Determination Date, the Key Employee Ratio exceeds ninety percent (90%).

          13.2.7 "Top-Heavy Compensation" means, for any Participant for any Plan Year, the average of his annual Compensation over the period of five consecutive Plan Years (or, if shorter, the longest period of consecutive Plan Years during which the Participant was in the employ of any Participating Company) yielding the highest average, disregarding:

               (a) Compensation for Plan Years ending prior to January 1, 1984; and

               (b) Compensation for Plan Years after the close of the last Plan Year in which the Plan was a Top-Heavy Plan.

          13.2.8 "Top-Heavy Plan" means, for any Plan Year, each plan in the Aggregation Group for such Plan Year if, as of the applicable Determination Date, the Key Employee Ratio exceeds sixty percent (60%).

          13.2.9 "Year of Top-Heavy Service" means, for any Participant, a Plan Year in which he completes 1,000 or more Hours of Service, excluding:

               (a) Plan Years commencing prior to January 1, 1984; and

               (b) Plan Years in which the Plan is not a Top-Heavy Plan.

     13.3 Minimum Contribution for Non-Key Employees.

          13.3.1 In each Plan Year in which the Plan is a Top-Heavy Plan, each Eligible Employee who is a Non-Key Employee (except an Eligible Employee who is a Non-Key Employee as to the Plan Year of reference but who was a Key Employee as to any earlier Plan Year) and who is an Employee on the last day of such Plan Year will receive a total minimum Participating Company or

Affiliated Company contribution (including forfeitures) under all plans described in Sections 13.2.1(a) and (b) of not less than three percent (3%) of the Eligible Employee's Compensation for the Plan Year. Elective deferrals to such plans made on behalf of a Participant in plan years beginning after December 31, 1984 but before January 1, 1989 shall be deemed to be Company contributions for the purpose . Elective deferrals and employer matching contributions to such plans in plan years beginning on or after January 1, 1989 shall not be used to meet the minimum contribution requirements .

          13.3.2 The percentage set forth in Section 13.3.1 shall be reduced to the percentage at which contributions, including forfeitures, are made (or are required to be made) for a Plan Year for the Key Employee for whom such percentage is the highest for that Plan Year. This percentage shall be determined for each Key Employee by dividing the contribution for such Key Employee by his Compensation for the Plan Year. All defined contribution plans required to be included in an Aggregation Group shall be treated as one plan for the purpose; however, this Section shall not apply to any plan which is required to be included in the Aggregation Group if such plan enables a defined benefit plan in the group to meet the requirements of section 401(a)(4) or section 410 of the Code.

          13.3.3 If a Non-Key Employee described in Section 13.3.1 participates in both a defined benefit plan and a defined contribution plan described in Sections 13.2.1(a) and

(b), the Participating Company is not required to provide such Employee with both the minimum benefit under the defined benefit plan and the minimum contribution. In such event, the Non-Key Employee shall not receive the minimum contribution described in this Section if he has the minimum benefit required by section 416 of the Code under the defined benefit Top-Heavy Plan.

     13.4 Social Security. The Plan, for each Plan Year in which it is a Top-Heavy Plan, must meet the requirements of this Article without regard to any Social Security or similar contributions or benefits.

     13.5 Adjustment to Maximum Benefit Limitation.

          13.5.1 For each Plan Year in which the Plan is (a) a Super Top-Heavy Plan or (b) a Top-Heavy Plan and the Board of Directors does not make the election to amend the Plan to provide the minimum contribution described in section 415(e) of the Code shall be reduced to 1.0. The adjustment described in this Section shall not apply to a Participant during any period in which the Participant earns no additional accrued benefit under any defined benefit plan and has no employer contributions, forfeitures, or voluntary nondeductible contributions allocated to his accounts under any defined contribution plan.

          13.5.2 In the case of any Top-Heavy Plan to which section 415(e)(6) of the Code applies, "$41,500" shall be substituted for "$51,875" in the calculation of the numerator of the transition fraction.

          13.5.3 If, in any Plan Year in which the Plan is a Top-Heavy Plan but not a Super Top-Heavy Plan, the Aggregation Group also includes a defined benefit plan, the Board of Directors may elect to use a factor of 1.25 in computing the denominator of the defined benefit and defined contribution fractions described in section 415(e)(3) of the Code. In the event of such election, the minimum contribution described in Section 13.3.1 for each Non-Key Employee who is not covered under a defined benefit plan shall be increased to four percent (4%), and the minimum Company contribution described in Section
13.3.3 for each Non-Key Employee who is covered under a defined benefit plan (but who does not have a minimum benefit under the defined benefit plan equal to the lesser of (1) three percent (3%) of his Top-Heavy Compensation multiplied by his Years of Top-Heavy Service or (2) thirty-percent (30%) of his Top-Heavy Compensation) shall be increased to seven and one-half percent (7-1/2%).

                                  ARTICLE XIV

                               GENERAL PROVISIONS

     14.1 No Employment Rights. Neither the action of the Company in establishing the Plan, nor of any Participating Company in adopting the Plan, nor any provisions of the Plan, nor any action taken by the Company, any Participating Company or the Committee shall be construed as giving to any Employee the right to be retained in the employ of the Company or any Participating Company, or any right to payment except to the extent of the benefits provided in the Plan to be paid from the Fund.

     14.2 Governing Law. Except to the extent superseded by ERISA, all questions pertaining to the validity, construction, and operation of the Plan shall be determined in accordance with the laws of the state in which the principal place of business of the Company is located.

     14.3 Severability of Provisions. If any provision of this Plan is determined to be void by any court of competent jurisdiction, the Plan shall continue to operate and, for the purposes of the jurisdiction of that court only, shall be deemed not to include the provisions determined to be void.

     14.4 No Interest in Fund. No person shall have any interest in, or right to, any part of the principal or income of the Fund, except as and to the extent expressly provided in this Plan and in the Trust Agreement or the Contract.

     14.5 Spendthrift Clause. No benefit payable at any time under this Plan and no interest or expectancy herein shall be anticipated, assigned, or alienated by any Participant or beneficiary, or subject to attachment, garnishment, levy, execution, or other legal or equitable process, except for (1) a Federal tax levy made pursuant to section 6331 of the Code and (2) any benefit payable pursuant to a qualified domestic relations order. Any attempt to alienate or assign a benefit hereunder, whether currently or hereafter payable, shall be void. The Committee shall review any domestic relations order to determine whether it is qualified within the meaning of section 414(p) of the Code. An order shall not be qualified unless it complies with all applicable provisions of the Plan concerning mode of payment and manner of elections. Notwithstanding the preceding sentence and any restrictions on timing of distributions and withdrawals under the Plan, an order may provide for distribution at any time permitted under section 414(p)(10) of the Code.

     14.6 Incapacity. If the Committee deems any Participant who is entitled to receive payments hereunder incapable of receiving or disbursing the same by reason of Age, illness, infirmity, or incapacity of any kind, the Committee may direct the Trustee or the Insurance Company to apply such payments directly for the comfort, support, and maintenance of such Participant, or to pay the same to any responsible person caring for the Participant who is determined by the Committee to be qualified to receive and disburse such payments for the Participant's benefit; and the receipt of such person shall be a complete acquittance for the payment of the benefit. Payments pursuant to this Section shall be complete discharge to the extent thereof of any and all liability of the Participating Companies, the Committee, the Administrator, the Trustee, the Insurance Company, and the Fund.

     14.7 Withholding. The Committee and the Trustee and the Insurance Company shall have the right to withhold any and all state, local, and Federal taxes which may be withheld in accordance with applicable law.

     14.8 Missing Persons. Neither the Trustee, the Insurance Company nor any Participating Company shall be obliged to search for or ascertain the whereabouts of any individual entitled to benefits under the Plan. Any individual entitled to benefits under the Plan who does not file a timely claim for his benefits will be allowed to file a claim at any later date, and payment of his benefits will commence after that later date, except that, in the event the Participating Company is satisfied that a Participant has no spouse or that a Participant's spouse cannot be located (as described in Section 5.11), and the Participant is in fact married or the spouse is later located, whichever is applicable, such spouse shall not be deemed an individual entitled to benefits under the Plan.

     14.9 Determination of Highly Compensated Employees. For the purpose of identifying highly compensated employees within the meaning of section 414(q) of the Code, the Participating Companies and all Affiliated Companies may elect to make the look-back year calculation for a determination year on the basis of the calendar year ending with or within the applicable determination year; provided, however, that, if such election is made with respect to the Plan, such election shall also apply with respect to all other plans, entities or arrangements of the Participating Companies and Affiliated Companies.

                                   ARTICLE XV

               ADDITIONAL SERVICE CREDIT FOR FORMER EMPLOYEES OF

                          CERTAIN ACQUIRED BUSINESSES

     15.1 Additional Service Credit. Notwithstanding any provision of the Plan to the contrary, each Employee who is described in Section 15.2 shall, for the purpose of determining his eligibility to participate in the Plan under Article II, and his vested status under Article VI, receive credit for his period of employment with a Listed Employer (as designated in Schedule B to the Plan), as if such Listed Employer had been a Participating Company during such period of employment.

     15.2 Applicability. This Article shall apply to any individual who:

          (a) was an Employee of a Participating Company as of June 1, 1992 and came to employment with such Participating Company directly from a Listed Employer named in Schedule B to the Plan; or

          (b) becomes an employee of a Participating Company after May 31, 1992 directly from a Listed Employer named in Schedule B to the Plan.

     15.3 Limitation. Notwithstanding any provision of this Article to the contrary, the application of this Article shall not cause any Employee to become a Participant in the Plan prior to the effective date specified in Schedule B to the Plan for the Listed Employer with which he was employed, unless he would have become a Participant at an earlier date without regard to this Article.

                                  ARTICLE XVI

                         PARTICIPATION BY EMPLOYEES OF

                         PHILADELPHIA CABLE ADVERTISING

     16.1 General. The partnership known as Philadelphia Cable Advertising (the Greater Philadelphia Interconnect) (hereinafter, "PCA") which became a Participating Company effective August 1, 1992, shall continue as a Participating Company on and after the Effective Date. Notwithstanding any provisions of the Plan to the contrary, eligible Employees of PCA may participate in the Plan pursuant to its terms, as expressly modified in accordance with this Article.

     16.2 Eligibility and Vesting Service. For purposes of determining an employee's eligibility to participate and his vested status under the Plan, an Employee's period of employment with PCA credited as of the Effective Date shall be counted as part of his Period of Service.

     16.3 Separate Identification of Highly Compensated Employees. The identification of Highly Compensated Employees shall be determined with respect to the group consisting of PCA and all entities which are Affiliated Companies with respect to PCA separately from the identification of Highly Compensated Employees for other Participating Companies and Affiliated Companies.

     16.4 Separate Application of Nondiscrimination Tests. The nondiscrimination tests of Section 3.8 shall be applied with respect to the group consisting of PCA and all entities which are Affiliated Companies with respect to PCA, separately from the application of such tests to other Participating Companies and Affiliated Companies.

     16.5 Separate Testing for Top-Heaviness. For purposes of Article XIII, the rules governing the determination of whether the Plan is a top-heavy plan, and the application of the rules which apply to a top-heavy plan, shall be applied with respect to the group consisting of PCA and all entities which are Affiliated Companies with respect to PCA separately from the application of such rules to other Participating Companies and Affiliated Companies.

     16.6 No Vision Contribution for Employees of Inter- Connect. Participants who are Employees of PCA shall not be eligible to receive the contributions described in Section 3.5, and Vision Accounts shall not be established for such Participants with respect to their periods of service as Employees of PCA.

     16.7 No Investment in Company Stock. No Participant who is an Employee of PCA shall be permitted to direct the investment of any portion of his Account into an Investment Medium that includes Company Stock for any period of service during which such Participant is an Employee of PCA.

                                  ARTICLE XVII

                   PARTICIPATION BY EMPLOYEES OF AWACS, INC.

     17.1 General. The corporation known as Awacs, Inc. (hereinafter, "AWACS") shall become a Participating Company effective January 1, 1993. AWACS became an Affiliated Company on June 24. 1994. Notwithstanding any provision of the Plan to the contrary, eligible Employees of AWACS may participate in the Plan pursuant to its terms, as expressly modified in accordance with this Article.

     17.2 Eligibility and Vesting Service. For purposes of determining an employee's eligibility to participate and his vested status under the Plan, an Employee's period of employment with AWACS before January 1, 1993 shall be counted as part of his Period of Service. Each employee of AWACS who was eligible to participate in the AWACS Plan (as hereinafter defined) as of December 31, 1992 shall be eligible to participate in the Plan as of January 1, 1993. Each other AWACS employee shall be eligible to participate in accordance with the provision of Article II.

     17.3 Merger with AWACS 401(k) Plan. Effective January 1, 1993, the AWACS 401(k) Plan, which is known as Metrophone's 401(k) Plan (the "AWACS Plan"), shall be merged with and into this Plan. All individual participant accounts under the AWACS Plan shall be transferred to this Plan. In making such a transfer, (a) the value of any AWACS Plan participant's sub-account which contained salary reduction contributions and related earnings shall be credited to a Salary Reduction Account in such individual's name, and
(b) the value of any AWACS Plan participant's sub-account containing employer matching contributions and related earnings shall be credited to a Matching Contribution Account in such individual's name.

     17.4 Temporary Suspension of Distributions, Withdrawals, and Loans. Notwithstanding any provision of the Plan to the contrary, in order to facilitate the merger of the AWACS Plan into this Plan, any Participant for whom an account is transferred from the AWACS Plan to this Plan shall, prior to March 1, 1993, be prohibited from receiving any distribution, withdrawal, or loan from the Plan under Article V, VIII, and IX respectively.

     17.5 Eligibility to Participate. Notwithstanding any provision of Article II to the contrary:

          17.5.1 Any Employee for whom an account is transferred from the AWACS Plan to this Plan pursuant to the merger of such plans shall become an Eligible Employee as of January 1, 1993.

          17.5.2 Each Covered Employee who was not eligible to participate in the AWACS Plan but who, as of January 1, 1993, had completed at least six months of service as an employee of AWACS, shall become an Eligible Employee as of January 1, 1993.

          17.5.3 Each Covered Employee not described in Section 17.5.1 or 17.5.2 above shall become an Eligible Employee in accordance with the provisions of
Article II.

     17.6 Normal Retirement Date for Certain Employees. Notwithstanding any provision of the Plan to the contrary, with respect to any Participant for whom an account under the AWACS Plan is transferred to this Plan pursuant to the merger of the plans, the term "Normal Retirement Date" means the date on which he reaches Age 59 1/2.

     17.7 Vision Contribution for Employees of AWACS.

          17.7.1 Each person who, as of January 1, 1993, has been credited with a period of service as an employee of AWACS of at least one year, and who is an Eligible Employee of AWACS on January 1, 1993, shall receive an immediate allocation to his Vision Account of 10 Special Shares.

          17.7.2 Each Eligible Employee of AWACS who is not described in Section
17.7.1 above shall receive an allocation to his Vision Account of 10 Special Shares. Such allocation shall be made as of the later of (a) the date on which he becomes an Eligible Employee, or (b) the Entry Date next following his completion of one year of Eligibility Service, if he is a Special Employee, or his completion of a Period of Service of at least one year, if he is other than a Special Employee.

     17.8 Separate Identification of Highly Compensated Employees. For the 1993 Plan Year, the identification of Highly Compensated Employees shall be determined with respect to the group consisting of AWACS and all entities which are Affiliated Companies with respect to AWACS separately from the identification of Highly Compensated Employees for other Participating Companies and Affiliated Companies.

     17.9 Separate Application of Nondiscrimination Tests. For the 1993 Plan Year, the nondiscrimination tests of Section 3.8 shall be applied with respect to the group consisting of AWACS and all entities which are Affiliated Companies with respect to AWACS, separately from the application of such tests to other Participating Companies and Affiliated Companies.

     17.10 Separate Testing for Top-Heaviness. For the 1993 Plan Year, for purposes of Article XIII, the rules governing the determination of whether the Plan is a top-heavy plan, and the application of the rules which apply to a top-heavy plan, shall be applied with respect to the group consisting of AWACS and all entities which are Affiliated Companies with respect to AWACS separately from the application of such rules to other Participating Companies and Affiliated Companies.

                                                             COMCAST CORPORATION

                                   SCHEDULE A

                 MINIMUM DISTRIBUTION INCIDENTAL BENEFIT TABLE

         Age of Participant
         in calendar year
         preceding Required
         Beginning Date                      Maximum Years Remaining

                  70...................................26.2
                  71...................................25.3
                  72...................................24.4
                  73...................................23.5
                  74...................................22.7
                  75...................................21.8
                  76...................................20.9
                  77...................................20.1
                  78...................................19.2
                  79...................................18.4
                  80...................................17.6
                  81...................................16.8
                  82...................................16.0
                  83...................................15.3
                  84...................................14.5
                  85...................................13.8
                  86...................................13.1
                  87...................................12.4
                  88...................................11.8
                  89...................................11.1
                  90...................................10.5
                  91................................... 9.9
                  92................................... 9.4
                  93................................... 8.8
                  94................................... 8.3
                  95................................... 7.8
                  96................................... 7.3
                  97................................... 6.9
                  98................................... 6.5
                  99................................... 6.1
                  100.................................. 5.7
                  101.................................. 5.3
                  102.................................. 5.0
                  103.................................. 4.7
                  104.................................. 4.4
                  105.................................. 4.1
                  106.................................. 3.8
                  107.................................. 3.6
                  108.................................. 3.4

                  109.................................. 3.2
                  110.................................. 2.8
                  111.................................. 2.6
                  112.................................. 2.4
                  113.................................. 2.2
                  114.................................. 2.0
                  115 and older........................ 1.8

                                   SCHEDULE B

     The following entities are designated as Listed Employers for purposes of
Article XV of the Plan, as of such date as may be indicated on this Schedule):
As of June 1, 1992:

                               CAT Partnership
                               ARP Partnership
                               Garden State Cable L.P.
                               SCI Holdings (Storer)
                               Cable Advert. Prtnrs/Ad Link
                               Cellular one - Harrisburg
                               C-SW Partnership
                               Faroudja Research Enterprises
                               Heritage Communications, Inc.
                               PRIMESTAR Partners L.P.
                               E! Entertainment Television, Inc.
                               National Cable Advertising, L.P.
                               QVC Network Inc.
                               Turner Broadcasting System, Inc.
                               Pay-Per-View Network, Inc.
                               Philadelphia Cable Advertising
                                (The Greater Philadelphia Interconnect)
                               Grosse Pointe Cable, Inc.
                               Nucable Resources Corporation
                               Sunshine Network
                               Birmingham Cable Corporation Limited
                               Cable London PLC Limited
                               Cambridge Cable Limited
                               Heritage Cablevision of Philadelphia (Area 3) American Cellular Network Corp.
                               AWACS, Inc.
                               Calvert Telecommunications, Inc.
                               Citizens Cable Communications, Inc.
                               Miami Data Center
                               Maclean Hunter
                               Indianapolis Power & Light (IPALCO)
                               Mid-America Capital Resources, Inc.
                               Indianapolis Cablevision, Inc.
                               Comcast U.K. Consulting, Inc.

                               Group W. Cable, Inc.
                                This includes the following Systems:

                                            Alabama
                                            -------
                                            Dothan
                                            Florence
                                            Gadsden
                                            Huntsville
                                            Mobile
                                            Tuscaloosa

                                            California
                                            -----------
                                            Inland Valley
                                            Lompoc
                                            Orange County
                                            San Bernardino
                                            Santa Maria
                                            Simi Valley

                                            Connecticut
                                            -----------
                                            Danbury
                                            Middletown

                                            Florida
                                            -------
                                            Boca Raton
                                            Marianna
                                            Panama City
                                            Perry
                                            Quincy
                                            Tallahassee
                                            West Palm Beach

                                            Michigan
                                            ---------
                                            Grosse Pointe

                                            Western Regional Office
                                            -----------------------
As of January 1, 1993:

                                    American Mobile Systems
                                    Kennedy Cable (Wakulla System only)

                                      B-2